                                       May 1, 2008

                                       GROWTH & CORE
                                        Large Cap Growth Portfolio
                                        Forty Portfolio
                                        Mid Cap Growth Portfolio
                                        Growth and Income Portfolio
                                        Fundamental Equity Portfolio
                                        Balanced Portfolio
                                       VALUE
                                        Mid Cap Value Portfolio
                                       INTERNATIONAL & GLOBAL
                                        Worldwide Growth Portfolio
                                        International Growth Portfolio*
                                       SPECIALTY EQUITY
                                        Global Technology Portfolio
                                        Global Life Sciences Portfolio
                                       BOND
                                        Flexible Bond Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Shares are sold under the name of "Janus Aspen Series". Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of Mid Cap Value Portfolio.

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

     * The Portfolio is closed to new insurance companies and qualified plans. Current investors in existing insurance company products and qualified plans may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted unless specified criteria are met. The Portfolio may resume sales of its Shares at some future date, but it has no present intention to do so. Refer to the "Shareholder's Guide" section of the Portfolio's Prospectus for more details.
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(JANUS LOGO)
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TABLE OF CONTENTS
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
    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser and Subadviser...........................   29
    Custodian, Transfer Agent, and Certain Affiliations.........   42
    Portfolio Transactions and Brokerage........................   43
    Trustees and Officers.......................................   46
    Shares of the Trust.........................................   58
       Net Asset Value Determination............................   58
       Purchases................................................   58
       Redemptions..............................................   59
    Income Dividends, Capital Gains Distributions, and Tax
    Status......................................................   60
    Principal Shareholders......................................   61
    Miscellaneous Information...................................   64
       Shares of the Trust......................................   64
       Shareholder Meetings.....................................   64
       Voting Rights............................................   64
       Independent Registered Public Accounting Firm............   65
       Registration Statement...................................   65
    Financial Statements........................................   66
    Appendix A..................................................   67
       Explanation of Rating Categories.........................   67

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CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   This Statement of Additional Information includes information about 12 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

   EQUITY PORTFOLIOS. Large Cap Growth Portfolio, Forty Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, and Global Life Sciences Portfolio are referred to collectively in this SAI as the "Equity Portfolios."

   BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Forty Portfolio is classified as nondiversified. Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio are classified as diversified.

SUBADVISER

   PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.

   (1) With respect to 75% of its total assets, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). Except that Global Life Sciences Portfolio may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

   (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

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   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (5) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be

                                                                               3
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   the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

   BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

   GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

   As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result,

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

   the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

   Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Within the parameters of its specific investment policies, each Portfolio may invest in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

   FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by

                                                                               5
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   other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. Within the parameters of their specific investment policies, the Portfolios, particularly Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, and Global Life Sciences Portfolio, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

   Each Portfolio may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

   Each Portfolio may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

   The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the

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   borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

   Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

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Pass-Through Securities

   The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities.

   The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds. The Portfolios may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio, particularly Balanced Portfolio and Flexible Bond Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.

   STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

   The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

   Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed security. The Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

   Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

   Balanced Portfolio and Flexible Bond Portfolio may invest in bank loans (no more than 20% of each Portfolio's total assets), which include institutionally traded floating rate securities.

   Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings.

   The Portfolios generally invest in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio's net asset value as a result of changes in interest rates.

   When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

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

   If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio's NAV.

   In the cases of a Portfolio's investments in floating rate loans through participation interests, a Portfolio may be more susceptible to the risks of the financial services industries. A Portfolio may also be subject to greater risks and delays than if the Portfolio could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Portfolio, the Portfolio may be subject to loss of income and/or principal. Additionally, a Portfolio may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which a Portfolio may have to enforce its rights may not have the same interests as the Portfolio.

   The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.

   The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, a Portfolio may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

   Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Portfolio's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Portfolio could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the following Portfolios will limit its investments in such bonds to 35% of its net assets (Forty Portfolio, Growth and Income Portfolio, Balanced Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio, and Flexible Bond Portfolio) or 20% of its net assets (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Fundamental Equity Portfolio, and Mid Cap Value Portfolio).

   Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds may be included in any Portfolio's limit, as applicable, on investments in bonds rated below investment

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

   grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options, and Other Derivative Instruments

   The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

   A Portfolio may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

   Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they

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

   invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

   Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

   Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

   Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

   Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

   Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

   Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   EURODOLLAR INSTRUMENTS. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

   Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolio's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

   Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

   OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

   The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

   Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

   Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

   In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

   YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A

   Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

   A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organizations (NRSROs) will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

   Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

   Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

   STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

   Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments such as inverse floaters and collateralized debt obligations. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

Portfolio Turnover

   Portfolio turnover rates for the fiscal years ended December 31, 2007 and December 31, 2006 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.

                                Portfolio Turnover for       Portfolio Turnover for
                                the fiscal year ended        the fiscal year ended
Portfolio Name                    December 31, 2007            December 31, 2006
-----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio              78%                          54%
  Forty Portfolio                         24%                          44%
  Mid Cap Growth Portfolio                45%                          41%
  Growth and Income Portfolio             74%                          58%
  Fundamental Equity Portfolio           124%(1)                       51%
  Balanced Portfolio                      54%                          52%
VALUE
  Mid Cap Value Portfolio                 83%                          89%
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio              26%                          46%
  International Growth
    Portfolio                             59%                          60%
SPECIALTY EQUITY
  Global Technology Portfolio             67%                          89%
  Global Life Sciences
    Portfolio                             81%                          80%
BOND
  Flexible Bond Portfolio                138%                         163%

(1) The increase in the portfolio turnover rate was primarily due to a restructuring of the Portfolio as a result of a change in portfolio management.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab of each portfolio on www.janus.com/info approximately two business days (six business days for Money Market Portfolio) after the end of the following applicable periods. The non-money market portfolios' holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Money Market Portfolio's holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each portfolio's (with the exception of portfolios subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH are available monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag.

   Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Adviser Compliance Associates, LLC                            As needed            Current
    Bowne & Company Inc.                                          Daily                Current
    Brockhouse & Cooper Inc.                                      Quarterly            Current
    Brown Brothers Harriman & Co.                                 Daily                Current
    Callan Associates Inc.                                        As needed            Current
    Cambridge Associates LLC                                      Quarterly            Current
    Charles River Systems, Inc.                                   As needed            Current
    Charles Schwab & Co., Inc.                                    As needed            Current
    Citibank, N.A.                                                Daily                Current
    CMS BondEdge                                                  As needed            Current
    Deloitte & Touche LLP                                         As needed            Current
    Deloitte Tax LLP                                              As needed            Current
    Dresdner Bank, AG New York Branch                             As needed            Current
    Eagle Investment Systems Corp.                                As needed            Current
    Eaton Vance Management                                        As needed            Current
    Ernst & Young LLP                                             As needed            Current
    FactSet Research Systems, Inc.                                As needed            Current
    Financial Models Company, Inc.                                As needed            Current
    FT Interactive Data Corporation                               Daily                Current
    Institutional Shareholder Services, Inc.                      Daily                Current
    International Data Corporation                                Daily                Current
    Investment Technology Group, Inc.                             Daily                Current
    Jeffrey Slocum & Associates, Inc.                             As needed            Current
    Lehman Brothers Inc.                                          Daily                Current
    Marco Consulting Group, Inc.                                  Monthly              Current

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Marquette Associates                                          As needed            Current
    Markit Loans, Inc.                                            Daily                Current
    Merrill Communications LLC                                    Semi-annually        5 days
    Moody's Investors Service Inc.                                Weekly               7 days or more
    New England Pension Consultants                               Monthly              Current
    Omgeo LLC                                                     Daily                Current
    PricewaterhouseCoopers LLP                                    As needed            Current
    Prima Capital Management, Inc.                                Quarterly            15 days
    Reuters America Inc.                                          Daily                Current
    Rocaton Investment Advisors, LLC                              As needed            Current
    Rogerscasey, Inc.                                             Quarterly            Current
    Russell/Mellon Analytical Services, LLC                       Monthly              Current
    Sapient Corporation                                           As needed            Current
    SEI Investments                                               As needed            Current
    SimCorp USA, Inc.                                             As needed            Current
    Standard & Poor's                                             Daily                Current
    Standard & Poor's Financial Services                          Weekly               2 days or more
    Standard & Poor's Securities Evaluation                       Daily                Current
    State Street Bank and Trust Company                           Daily                Current
    Summit Strategies Group                                       Monthly; Quarterly   Current
    The Yield Book Inc.                                           Daily                Current
    UBS Securities LLC                                            As needed            Current
    Wachovia Securities LLC                                       As needed            Current
    Wall Street On Demand, Inc.                                   Monthly; Quarterly   30 days; 15 days
    Wilshire Associates Incorporated                              As needed            Current
    Yanni Partners, Inc.                                          Quarterly            Current
    Zephyr Associates, Inc.                                       Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, 100% of the Board of Trustees is independent. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Portfolios to Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

   Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
   Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

   The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.

                                                                                 Contractual
                                                      Average Daily          Base Fee/Investment
                                                        Net Assets            Advisory Fees (%)
Portfolio Name                                         of Portfolio             (annual rate)
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                        All Asset Levels                0.64
  Forty Portfolio                                   All Asset Levels                0.64
  Mid Cap Growth Portfolio                          All Asset Levels                0.64
  Growth and Income Portfolio                       All Asset Levels                0.62
  Fundamental Equity Portfolio                      All Asset Levels                0.60
  Balanced Portfolio                                All Asset Levels                0.55
VALUE
  Mid Cap Value Portfolio(1)                               N/A                      0.64
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                               N/A                      0.60
  International Growth Portfolio                    All Asset Levels                0.64
SPECIALTY EQUITY
  Global Technology Portfolio                       All Asset Levels                0.64
  Global Life Sciences Portfolio                    All Asset Levels                0.64
BOND
  Flexible Bond Portfolio                           First $300 Million              0.55
                                                    Over $300 million               0.45

(1) Perkins, the Portfolio's subadviser, receives directly from the Portfolio a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO MID CAP VALUE PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO ONLY

   Effective on the dates shown below, each of Mid Cap Value Portfolio and Worldwide Growth Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio's performance relative to the cumulative performance of its respective benchmark index. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                      Effective Date of        Effective Date of
                                       Performance Fee         First Adjustment
    Portfolio Name                       Arrangement            to Advisory Fee
    ----------------------------------------------------------------------------
    Mid Cap Value Portfolio             02/01/06                   02/01/07
    Worldwide Growth Portfolio          02/01/06                   02/01/07

   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applied for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

   The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

   The investment performance of a Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

   The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to a particular Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio's benchmark index is appropriate.

   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

   If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for each Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                                     Base Fee (%)
    Portfolio Name                                                Benchmark Index                    (annual rate)
    ----------------------------------------------------------------------------------------------------------------
    Mid Cap Value Portfolio                                       Russell Midcap(R) Value              0.64(2)
                                                                  Index(1)
    Worldwide Growth Portfolio                                    MSCI World Index(SM)(3)              0.60

   (1) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (2) This amount is reduced by the amount payable by Mid Cap Value Portfolio to Perkins, the subadviser to Mid Cap Value Portfolio, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Portfolio to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended December 31, 2007, Mid Cap Value Portfolio paid Perkins a subadvisory fee at the annual rate of 0.32% of the Portfolio's average daily net assets. Effective February 1, 2007, the subadvisory fee paid by the Portfolio to Perkins adjusts up or down based on the Portfolio's performance relative to its benchmark index.
   (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2007 are shown below:

    Portfolio Name                                                Net Assets (000s)
    -------------------------------------------------------------------------------
    Mid Cap Value Portfolio                                          $   76,439
    Worldwide Growth Portfolio                                        1,347,305

   EXAMPLES: MID CAP VALUE PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the Russell Midcap(R) Value Index.

   Example 1: Portfolio Outperforms Its Benchmark By 4%

   If the Portfolio has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                    1/12th of 0.15%            1/12th of 0.79%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                         0.00                  1/12th of 0.64%

   Example 3: Portfolio Underperforms Its Benchmark By 4%

   If the Portfolio has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                   1/12th of -0.15%            1/12th of 0.49%

   Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Portfolio, and Perkins, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Portfolio (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Portfolio to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Portfolio to Janus Capital based on Mid Cap Value Portfolio Service Shares' performance relative to the Russell Midcap(R) Value Index.

   EXAMPLES: WORLDWIDE GROWTH PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

   Example 1: Portfolio Outperforms Its Benchmark By 6%

   If the Portfolio has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                    1/12th of 0.15%            1/12th of 0.75%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                         0.00                  1/12th of 0.60%

   Example 3: Portfolio Underperforms Its Benchmark By 6%

   If the Portfolio has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                   1/12th of -0.15%            1/12th of 0.45%

   FEE WAIVERS

   Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue such waivers until at least May 1, 2009. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

                                 Expense Limit
Portfolio Name                   Percentage (%)
-----------------------------------------------
GROWTH & CORE
  Fundamental Equity Portfolio        1.20
VALUE
  Mid Cap Value Portfolio(1)          1.24(2)
SPECIALTY EQUITY
  Global Technology Portfolio         1.24(2)
  Global Life Sciences
    Portfolio                         1.24(2)
BOND
  Flexible Bond Portfolio             0.90(2)

(1) Effective February 1, 2006 Mid Cap Value Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index. Any adjustment to this fee rate commenced February 2007. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon Mid Cap Value Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Portfolio's expense limit will be in effect until May 1, 2009.
(2) The Portfolio's expenses without waivers are not expected to exceed the expense limit.

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.

                                               2007                            2006                               2005
                                      -----------------------      -----------------------------        -------------------------
Portfolio Name                        Advisory Fees   Waivers       Advisory Fees       Waivers         Advisory Fees     Waivers
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio           $ 7,975,609    $     0        $ 5,389,025        $      0         $ 6,537,046      $     0
  Forty Portfolio                      $ 6,615,736    $     0        $ 5,845,493        $      0         $ 6,086,577      $     0
  Mid Cap Growth Portfolio             $ 5,438,755    $     0        $ 4,981,465        $      0         $ 6,089,277      $     0
  Growth and Income Portfolio          $   512,865    $     0        $   545,061        $      0         $   526,764      $     0
  Fundamental Equity Portfolio         $    89,464    $41,361        $    91,529        $ 80,457         $    70,346      $27,709
  Balanced Portfolio                   $10,785,698    $     0        $11,368,824        $      0         $13,274,684      $     0
VALUE
  Mid Cap Value Portfolio              $   486,440    $     0        $   433,045        $      0         $   299,199      $     0
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio           $ 9,244,807    $30,240(1)     $ 8,797,213        $471,246(1)      $11,771,437      $     0
  International Growth Portfolio       $16,656,942    $     0        $10,897,991        $      0         $ 6,913,211      $     0
SPECIALTY EQUITY
  Global Technology Portfolio          $ 1,031,837    $     0        $ 1,035,736        $      0         $ 1,038,756      $     0
  Global Life Sciences Portfolio       $   188,995    $     0        $   218,770        $      0         $   221,680      $     0
BOND
  Flexible Bond Portfolio              $ 1,677,813    $     0        $ 1,623,657        $      0         $ 1,898,436      $     0

(1) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

SUBADVISER

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).

   The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO MID CAP VALUE PORTFOLIO
   As a result of shareholder approval of Mid Cap Value Portfolio's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Portfolio, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Russell Midcap(R) Value Index, the Portfolio's benchmark index. Any applicable performance adjustment commenced February 2007. Until that time, only the previous fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Portfolio equal to 50% of the advisory fee payable to Janus Capital from the Portfolio before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

   Under the Sub-Advisory Agreement, Perkins was compensated according to the following schedule for the fiscal year ended December 31, 2007:

   Portfolio Name                                                Subadviser       Subadvisory Fee Rate (%)
   -------------------------------------------------------------------------------------------------------
   Mid Cap Value Portfolio                                        Perkins                   0.32(1)(2)

   (1) Prior to any performance adjustment, if applicable.
   (2) Prior to any fee reimbursement, if applicable.

   For the fiscal year ended December 31, 2007, Mid Cap Value Portfolio paid subadvisory fees to Perkins in the amount of $243,220.

   Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISER

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or pre-determined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

   The officers and Trustees of the funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

   Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities or engage in other investments on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   PERKINS CODE OF ETHICS

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, under certain circumstances, individuals are permitted to make personal securities transactions, including the sale of securities that may be purchased or held by the Portfolio. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Portfolio and to avoid serving their own personal interests ahead of the Portfolio's and their shareholders'.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable
 38
   subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Perkins Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Perkins Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio, except for Flexible Bond Portfolio, which pays $3.98 per shareholder account, for the use of DST's shareholder accounting system.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Portfolios. With respect to Mid Cap Value Portfolio, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to:
   Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by
   Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Board of Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.

   For the fiscal year ended December 31, 2007, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions          Transactions
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                                  $1,120,110          $1,180,981,925
  Forty Portfolio                                             $  172,380          $  280,427,137
  Mid Cap Growth Portfolio                                    $  248,856          $  295,820,964
  Growth and Income Portfolio                                 $   50,914          $   42,873,646
  Fundamental Equity Portfolio                                $   14,451          $   17,798,972
  Balanced Portfolio                                          $  360,238          $  391,155,727
VALUE
  Mid Cap Value Portfolio                                     $   42,497          $   52,116,400
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $  494,320          $  400,572,170
  International Growth Portfolio                              $2,806,380          $1,424,477,444
SPECIALTY EQUITY
  Global Technology Portfolio                                 $  178,024          $  103,963,847
  Global Life Sciences Portfolio                              $   23,934          $   23,134,314

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or Perkins, better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.

Portfolio Name                                                   2007         2006         2005
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                                  $2,313,447   $  761,281   $1,673,594
  Forty Portfolio                                             $  349,365   $  559,770   $  436,290
  Mid Cap Growth Portfolio                                    $  566,955   $1,096,555   $  674,117
  Growth and Income Portfolio                                 $  101,784   $   68,637   $   53,602
  Fundamental Equity Portfolio                                $   28,029   $   14,389   $   13,546
  Balanced Portfolio                                          $  759,377   $  769,427   $1,236,141
VALUE
  Mid Cap Value Portfolio                                     $  103,042   $  124,442   $   84,500
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $1,005,319   $2,146,961   $2,616,471
  International Growth Portfolio                              $5,015,782   $4,176,216   $2,307,917
SPECIALTY EQUITY
  Global Technology Portfolio                                 $  317,198   $  400,593   $  218,366
  Global Life Sciences Portfolio                              $   49,871   $   70,891   $   59,100
BOND
  Flexible Bond Portfolio                                     $        0   $       52   $    1,405

   Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   As of December 31, 2007, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                                                Value of
                                                           Name of                                          Securities Owned
Portfolio Name                                           Broker-Dealer                                       as of 12/31/07
------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Large Cap Growth Portfolio                           JP Morgan Chase & Co.                                    $34,689,528
                                                     Morgan Stanley Co.                                         7,783,794

Forty Portfolio                                      Bear Stearns Companies Inc.                              $13,673,896
                                                     Goldman Sachs Group, Inc.                                 43,236,878
                                                     Lehman Brothers Holdings Inc.                             13,244,860
                                                     Merrill Lynch & Company, Inc.                             14,195,515

Growth and Income Portfolio                          Goldman Sachs Group, Inc.                                $   391,391
                                                     JP Morgan Chase & Co.                                      1,358,388
                                                     Lehman Brothers Holdings, Inc.                               672,207
                                                     Merrill Lynch & Company, Inc.                              1,222,916
                                                     UBS A.G.                                                     634,957

Fundamental Equity Portfolio                         JP Morgan Chase & Co.                                    $   280,670

Balanced Portfolio                                   JP Morgan Chase & Co.                                    $33,193,152

INTERNATIONAL & GLOBAL
Worldwide Growth Portfolio                           Citigroup, Inc.                                          $10,606,025
                                                     JP Morgan Chase & Co.                                     36,923,884
                                                     UBS A.G.                                                  22,178,311
SPECIALTY EQUITY
Global Technology Portfolio                          Goldman Sachs Group, Inc.                                $   794,039

Global Life Sciences Portfolio                       Morgan Stanley Co.                                       $   416,185

BOND
Flexible Bond Portfolio                              JP Morgan Chase & Co.                                    $ 1,271,730

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Chairman         1/08-Present     Private Investor. Formerly,     73               Chairman of the
 151 Detroit Street                                     Vice President of Asian                          Board and
 Denver, CO 80206     Trustee          6/02-Present     Cultural Council and Executive                   Director of The
 DOB: 1957                                              Vice President and Chief                         Investment Fund
                                                        Operating Officer of The                         for Foundations
                                                        Rockefeller Brothers Fund (a                     Investment
                                                        private family foundation)                       Program (TIP)
                                                        (1998-2006).                                     (consisting of
                                                                                                         4 funds) and
                                                                                                         the F.B. Heron
                                                                                                         Foundation (a
                                                                                                         private
                                                                                                         grantmaking
                                                                                                         foundation).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    General partner of Crosslink    73               Chairman of the
 151 Detroit Street                                     Capital, a private investment                    Board and
 Denver, CO 80206                                       firm (since 2008). Formerly,                     Trustee of RS
 DOB: 1956                                              partner of Tango Group, a                        Investment
                                                        private investment firm                          Trust
                                                        (1999-2008).                                     (consisting of
                                                                                                         40 funds)
                                                                                                         (since 2001),
                                                                                                         and Director of
                                                                                                         Envysion, Inc.
                                                                                                         (internet
                                                                                                         technology),
                                                                                                         Lijit Networks
                                                                                                         Inc. (internet
                                                                                                         technology),
                                                                                                         and LogRhythm
                                                                                                         Inc. (software
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   73               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Chief Executive Officer of Red  73*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206                                       (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 89 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         73               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    73               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Private Investor and            73               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          12/05-Present    Retired. Formerly, Chairman     73               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Global
                                                                                                         Affairs, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                       OFFICE* AND
 NAME, ADDRESS                                         LENGTH OF
 AND AGE              POSITIONS HELD WITH PORTFOLIOS   TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker         Executive Vice President and     5/07-Present   Vice President of Janus Capital, and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Global Life Sciences Portfolio
 DOB: 1970
----------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman  Executive Vice President and     11/07-Present  Co-Chief Investment Officer and Executive Vice President of
 151 Detroit Street   Co-Portfolio Manager                            Janus Capital, and Portfolio Manager for other Janus
 Denver, CO 80206     Large Cap Growth Portfolio                      accounts. Formerly, Portfolio Manager (2002-2007) for Mid
 DOB: 1971                                                            Cap Growth Portfolio and Vice President (1998-2006) for
                                                                      Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------
 Brian Demain         Executive Vice President and     11/07-Present  Vice President of Janus Capital. Formerly, Assistant
 151 Detroit Street   Portfolio Manager                               Portfolio Manager (2002-2007) of Mid Cap Growth Portfolio
 Denver, CO 80206     Mid Cap Growth Portfolio                        and Analyst (1999-2007) for Janus Capital.
 DOB: 1977
----------------------------------------------------------------------------------------------------------------------------------
 James P. Goff        Executive Vice President         11/07-Present  Vice President and Director of Research of Janus Capital.
 151 Detroit Street   Fundamental Equity Portfolio
 Denver, CO 80206
 DOB: 1964
----------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and     1/01-Present   Vice President of Janus Capital.
 151 Detroit Street   Portfolio Manager
 Denver, CO 80206     International Growth Portfolio
 DOB: 1964
----------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto           Executive Vice President and     5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Co-Portfolio Manager                            other Janus accounts.
 Denver, CO 80206     Balanced Portfolio
 DOB: 1961
                      Executive Vice President and     11/07-Present
                      Portfolio Manager
                      Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff          Executive Vice President and     11/07-Present  Portfolio Manager for other Janus accounts. Formerly,
 151 Detroit Street   Co-Portfolio Manager                            Analyst (2003- 2007) for Janus Capital.
 Denver, CO 80206     Large Cap Growth Portfolio
 DOB: 1972
----------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs            Executive Vice President and     1/08-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Forty Portfolio
 DOB: 1967
----------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith         Executive Vice President and     5/05-Present   Co-Chief Investment Officer and Executive Vice President of
 151 Detroit Street   Co-Portfolio Manager                            Janus Capital; Executive Vice President of Janus
 Denver, CO 80206     Balanced Portfolio                              Distributors LLC and Janus Services LLC; and Portfolio
 DOB: 1968                                                            Manager for other Janus accounts. Formerly,Vice President
                      Executive Vice President and     5/07-Present   (2003-2006) of Janus Capital.
                      Co-Portfolio Manager
                      Flexible Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters      Executive Vice President and     5/07-Present   Vice President and Research Analyst for Janus Capital and
 151 Detroit Street   Co-Portfolio Manager                            Portfolio Manager for other Janus accounts.
 Denver, CO 80206     Flexible Bond Portfolio
 DOB: 1963
----------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson     Executive Vice President and     2/06-Present   Vice President for Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts. Formerly, Research Analyst (2000-2004)
 Denver, CO 80206     Global Technology Portfolio                     for Lincoln Equity Management.
 DOB: 1963
----------------------------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                       OFFICE* AND
 NAME, ADDRESS                                         LENGTH OF
 AND AGE              POSITIONS HELD WITH PORTFOLIOS   TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and     7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Worldwide Growth Portfolio
 DOB: 1969
----------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery       President and Chief Executive    4/08-Present   Executive Vice President and Chief Marketing Officer of
 151 Detroit Street   Officer                                         Janus Capital Group Inc. and Janus Capital; Executive Vice
 Denver, CO 80206                                                     President of Janus Distributors LLC and Janus Services LLC;
 DOB: 1967                                                            and Working Director of Enhanced Investment Technologies,
                                                                      LLC. Formerly, President (2002-2007) and Director
                                                                      (2000-2007) of The Janus Foundation; President (2004-2006)
                                                                      and Vice President and Chief Marketing Officer (2003-2004)
                                                                      of Janus Services LLC; and Senior Vice President (2003-2005)
                                                                      and Vice President (1999-2003) of Janus Capital Group Inc.
                                                                      and Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------
 Stephanie            Chief Legal Counsel and          1/06-Present   Vice President and Assistant General Counsel of Janus
 Grauerholz-Lofton    Secretary                                       Capital, and Vice President and Assistant Secretary of Janus
 151 Detroit Street                                                   Distributors LLC. Formerly, Assistant Vice President of
 Denver, CO 80206     Vice President                   3/06-Present   Janus Capital and Janus Distributors LLC (2006).
 DOB: 1970
----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President, Chief            6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer, and                         Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206     Anti-Money Laundering Officer                   Chief Compliance Officer of Bay Isle Financial LLC; and Vice
 DOB: 1957                                                            President of Enhanced Investment Technologies, LLC.
                                                                      Formerly, Chief Compliance Officer of Enhanced Investment
                                                                      Technologies, LLC (2003-2005); Vice President of Janus
                                                                      Capital (2000-2005), and Janus Services LLC (2004-2005); and
                                                                      Assistant Vice President of Janus Services LLC (2000-2004).
----------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Chief Financial Officer          3/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street                                                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206     Vice President, Treasurer, and   2/05-Present   Site Manager and First Vice President of Mellon Global
 DOB: 1962            Principal Accounting Officer                    Securities Services (2003); and Director of Fund Accounting,
                                                                      Project Development, and Training of INVESCO Funds Group
                                                                      (1994-2003).
----------------------------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

--------------------------------------------------------------------------------------------------------------------
                                                           MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                       (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial           Jerome S. Contro (Chair)                   4
                           reporting process, the system   John W. McCarter, Jr.
                           of internal controls over       Dennis B. Mullen
                           financial reporting,
                           disclosure controls and
                           procedures, Form N-CSR
                           filings, and the audit
                           process. The Committee's
                           review of the audit process
                           includes, among other things,
                           the appointment, compensation,
                           and oversight of the auditors
                           and pre-approval of all audit
                           and nonaudit services.
--------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE(1)    Reviews and makes               James T. Rothe (Chair)                     4
                           recommendations regarding       Jerome S. Contro
                           matters related to the Trust's  Martin H. Waldinger
                           use of brokerage commissions
                           and placement of portfolio
                           transactions.
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment         Dennis B. Mullen (Chair)                   6
 COMMITTEE                 activities of the Trust's non-  Jerome S. Contro
                           money market funds.             William F. McCalpin
                                                           John W. McCarter, Jr.
                                                           James T. Rothe
                                                           William D. Stewart
                                                           Martin H. Waldinger
                                                           Linda S. Wolf
--------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with        Linda S. Wolf (Chair)                      9
 COMMITTEE(1)              various procedures adopted by   William F. McCalpin
                           the Trust, reviews              William D. Stewart
                           registration statements on
                           Form N-1A, oversees the
                           implementation and
                           administration of the Trust's
                           Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------------------------------
 MONEY MARKET              Reviews various matters         Jerome S. Contro (Chair)                   4
 COMMITTEE(1)              related to the operations of    James T. Rothe
                           the Janus money market funds,   Martin H. Waldinger
                           including compliance with
                           their Money Market Fund
                           Procedures.
--------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends       John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE(1)   individuals for election as     William F. McCalpin
                           Trustee, consults with          Dennis B. Mullen
                           Management in planning Trustee
                           meetings, and oversees the
                           administration of, and ensures
                           the compliance with, the
                           Trust's Governance Procedures
                           and Guidelines.
--------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of      William D. Stewart (Chair)                 15
                           securities for which market     James T. Rothe
                           quotations are not readily      Linda S. Wolf
                           available or are deemed not to
                           be reliable, pursuant to
                           procedures adopted by the
                           Trustees.
--------------------------------------------------------------------------------------------------------------------

(1) As of the fiscal year ended December 31, 2007, members of the Brokerage Committee included James T. Rothe as Chair, Jerome S. Contro, and William F. McCalpin; members of the Legal and Regulatory Committee included William F. McCalpin as Chair, William D. Stewart, and Linda S. Wolf; members of the Money Market Committee included Martin H. Waldinger as Chair, William F. McCalpin, and James T. Rothe; and members of the Nominating and Governance Committee included John W. McCarter, Jr. as Chair, Dennis B. Mullen, and Martin H. Waldinger.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. Effective January 1, 2006, this may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


------------------------------------------------------------------------------------------------------------
                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF       SECURITIES IN ALL REGISTERED INVESTMENT
                                            EQUITY SECURITIES IN  COMPANIES OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE                            THE PORTFOLIOS        FUNDS
------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                        None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                      None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                             None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                         None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                        None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF                              None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------

(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2007       December 31, 2007(1)(2)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman (through 12/31/07) and
  Trustee(3)(4)                                                       $35,575                   $464,762
Jerome S. Contro, Trustee                                             $25,143                   $289,000
William F. McCalpin, Chairman (as of 1/1/08) and Trustee              $23,837                   $284,000
John W. McCarter, Jr., Trustee                                        $24,274                   $279,000
James T. Rothe, Trustee                                               $23,754                   $283,000
William D. Stewart, Trustee(4)                                        $27,158                   $312,000
Martin H. Waldinger, Trustee                                          $22,244                   $279,000
Linda S. Wolf, Trustee                                                $24,098                   $277,000

(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios.
(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Dennis B. Mullen $413,066; Jerome S. Contro $291,961; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.
(3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of December 31, 2007 and does not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Andrew Acker                Number of Other Accounts Managed                      3                 None                    1(1)
                                Assets in Other Accounts Managed        $ 1,136,037,526                 None       $  375,886,969
    Jonathan D. Coleman         Number of Other Accounts Managed                      5                 None                    2
                                Assets in Other Accounts Managed        $15,295,804,167                 None       $   33,180,870
    Brian Demain                Number of Other Accounts Managed                      3                    1                    5
                                Assets in Other Accounts Managed        $ 2,385,863,251          $50,913,448       $  116,348,299
    James P. Goff               Number of Other Accounts Managed                     10(2)              None                    3
                                Assets in Other Accounts Managed        $ 6,471,985,600                 None       $   47,918,270
    Brent A. Lynn               Number of Other Accounts Managed                      2                 None                 None
                                Assets in Other Accounts Managed        $13,280,022,828                 None                 None
    Marc Pinto                  Number of Other Accounts Managed                      8                    2                   27(3)
                                Assets in Other Accounts Managed        $ 8,910,640,544          $18,637,286       $  547,053,331
    Daniel Riff                 Number of Other Accounts Managed                      6                 None                    2
                                Assets in Other Accounts Managed        $15,888,634,186                 None       $   33,180,870
    Ron Sachs(4)                Number of Other Accounts Managed                      6                 None                    1(5)
                                Assets in Other Accounts Managed        $ 6,044,047,066                 None       $  287,884,692
    Gibson Smith                Number of Other Accounts Managed                     12                 None                    3
                                Assets in Other Accounts Managed        $ 5,085,573,382                 None       $1,004,959,558
    Darrell Watters             Number of Other Accounts Managed                      6                 None                 None
                                Assets in Other Accounts Managed        $ 1,553,994,258                 None                 None
    Burton H. Wilson            Number of Other Accounts Managed                      3                 None                 None
                                Assets in Other Accounts Managed        $ 1,140,319,291                 None                 None
    Jason P. Yee                Number of Other Accounts Managed                      5(6)              None                    1
                                Assets in Other Accounts Managed        $ 4,451,773,366                 None       $   26,466,752

   (1) One of the accounts included in the total, consisting of $375,886,969 of the total assets, has a performance-based advisory fee.
   (2) Three of the accounts included in the total, consisting of $5,241,728,391 of the total assets, have performance-based advisory fees.
   (3) One of the accounts included in the total, consisting of $247,834,268 of the total assets, has a performance-based advisory fee.
   (4) Effective January 1, 2008, Portfolio Manager Ron Sachs assumed responsibility for the day-to-day management of Forty Portfolio.
   (5) One of the accounts included in the total, consisting of $287,884,692 of the total assets, has a performance-based advisory fee.
   (6) Two of the accounts included in the total, consisting of $4,342,720,729 of the total assets, have performance-based advisory fees.

   The following table provides information relating to other accounts managed by Ron Sachs as of January 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Ron Sachs                   Number of Other Accounts Managed                     17                    1                   11(1)
                                Assets in Other Accounts Managed        $20,359,721,762          $50,828,429       $1,368,809,237

   (1) One of the accounts included in the total, consisting of $ 262,387,083 of the total assets, has a performance-based advisory fee.

   MATERIAL CONFLICTS

   As shown in the table above, certain portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager and/or investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager and/or investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadviser."

   COMPENSATION INFORMATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

   Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts;
   (iii) contributions to the sales process; and (iv) client relationships.

   ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

   CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   ADDITIONAL COMPENSATION INFORMATION

   The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of December 31, 2007.

   Mr. Goff is compensated for his role as Director of Research and for managing a Portfolio and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
   (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

   Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                  Lipper Peer Group
    ------------------------------------------------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Portfolio                               VA Large-Cap Growth Funds
      Forty Portfolio                                          VA Large-Cap Growth Funds
      Mid Cap Growth Portfolio                                 VA Mid-Cap Growth Funds
      Growth and Income Portfolio                              VA Large-Cap Core Funds
      Fundamental Equity Portfolio                             VA Large-Cap Core Funds
      Balanced Portfolio                                       VA Mixed-Asset Target Allocation Moderate Funds
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                               VA Global Funds
      International Growth Portfolio                           VA International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                              VA Science & Technology Funds
      Global Life Sciences Portfolio                           VA Health/Biotechnology Funds
    BOND
      Flexible Bond Portfolio                                  VA Intermediate Investment Grade Debt Funds

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                         Companies(1)        Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Jeffrey Kautz               Number of Other Accounts Managed                     4              None                      16
                                Assets in Other Accounts Managed        $7,690,450,972              None            $797,886,533
    Thomas Perkins              Number of Other Accounts Managed                     4              None                      54
                                Assets in Other Accounts Managed        $7,690,450,972              None            $864,049,000

   (1) Two of the accounts included in the total, consisting of $7,278,271,081 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Portfolio. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part of their ownership in Perkins and its affiliate(s), also receive compensation by virtue of their ownership interests in Perkins and its affiliate(s). Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES

   The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers and/or investment personnel as a group do not own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of December 31, 2007.


-------------------------------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY
                           SECURITIES IN THE PORTFOLIO(S)  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL      MANAGED                         JANUS FUNDS
-------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-------------------------------------------------------------------------------------------------------------
 ANDREW ACKER              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JONATHAN D. COLEMAN       None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF             None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN             None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 MARC PINTO                None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 DANIEL RIFF               None                            $500,001 - $1,000,000
-------------------------------------------------------------------------------------------------------------
 RON SACHS                 None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 GIBSON SMITH              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS           None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON          None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JASON P. YEE              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 PERKINS
-------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ             None                            $500,001 - $1,000,000
-------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS            None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

   To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

   Although International Growth Portfolio is closed, if you are a current Portfolio shareholder, you may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to the "Closed Fund Policies" section of the Portfolio's prospectus.

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

REDEMPTIONS

   Remember that International Growth Portfolio is closed to new insurance companies and qualified plans. Unless you meet the criteria specified in the "Shareholder Guide" section of the Portfolio's prospectus, once an account is closed, additional investments in the Portfolio will not be accepted.

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

   It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2008, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                         GE Life & Annuity Company                                        18.69%
                                                   Richmond, VA
                                                   Pruco Life Insurance Company                                     15.99%
                                                   Newark, NJ
                                                   Pruco Life Insurance Company of Arizona                          10.17%
                                                   Newark, NJ
                                                   Kemper Investors Life Insurance Company                           6.54%
                                                   Variable Annuity Separate Account
                                                   Mercer Island, WA
                                                   Lincoln Benefit Life                                              5.51%
                                                   Variable Life
                                                   Lincoln, NE
                                                   Jefferson National Life Insurance                                 5.30%
                                                   Louisville, KY

Forty Portfolio                                    GE Life & Annuity Company                                        18.84%
                                                   Richmond, VA
                                                   Delaware Charter Guarantee Trust                                 12.61%
                                                   FBO Principal Financial Group
                                                   Des Moines, IA
                                                   Charles Schwab & Company, Inc.                                    8.44%
                                                   Exclusive Benefit of our Customers
                                                   Reinvest Account
                                                   San Francisco, CA

Mid Cap Growth Portfolio                           GE Life & Annuity Company                                        19.28%
                                                   Richmond, VA
                                                   Kemper Investors Life Insurance Company                          11.97%
                                                   Variable Annuity Separate Account
                                                   Mercer Island, WA
                                                   Lincoln Benefit Life                                              7.91%
                                                   Variable Life
                                                   Lincoln, NE
                                                   Jefferson National Life Insurance                                 6.17%
                                                   Louisville, KY
                                                   Delaware Charter Guarantee Trust                                  6.16%
                                                   FBO Principal Life
                                                   Des Moines, IA
                                                   Western Reserve Life                                              5.62%
                                                   Cedar Rapids, IA
                                                   Annuity Investors Life Insurance Company                          5.41%
                                                   Cincinnati, OH
                                                   Lincoln Benefit Life                                              5.31%
                                                   Variable Annuity
                                                   Lincoln, NE

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------

Growth and Income Portfolio                        Great-West Life & Annuity                                        34.36%
                                                   Client Plans
                                                   Greenwood Vlg, CO
                                                   Jefferson National Life Insurance                                25.71%
                                                   Louisville, KY
                                                   Western Reserve Life                                             21.22%
                                                   Cedar Rapids, IA
                                                   Great-West Life & Annuity                                         7.26%
                                                   Greenwood Vlg, CO
                                                   Prudential Discovery Premier Group                                6.74%
                                                   Variable Annuity Account
                                                   Kansas City, MO

Fundamental Equity Portfolio                       Western Reserve Life                                             77.36%
                                                   Cedar Rapids, IA
                                                   Great-West Life & Annuity                                        22.45%
                                                   Client Plans
                                                   Greenwood Vlg, CO

Balanced Portfolio                                 NYLife Distributors                                              48.68%
                                                   Parsippany, NJ
                                                   GE Life & Annuity Company                                        14.90%
                                                   Richmond, VA
                                                   Kemper Investors Life Insurance Company                           7.55%
                                                   Variable Annuity Separate Account
                                                   Mercer Island, WA
                                                   Annuity Investors Life Insurance Company                          6.15%
                                                   Cincinnati, OH

Mid Cap Value Portfolio                            Western Reserve Life                                             47.77%
                                                   Cedar Rapids, IA
                                                   Sun Life Financial                                               25.96%
                                                   FBO Larse Case Vul SEP Account G
                                                   Wellesley Hills, MA
                                                   Great-West Life & Annuity                                         9.25%
                                                   Client Plans
                                                   Greenwood Vlg, CO
                                                   Jefferson National Life Insurance                                 8.72%
                                                   Louisville, KY
                                                   PEL Life-Coli                                                     7.63%
                                                   FMD Variable Accounting Group
                                                   Cedar Rapids, IA

Worldwide Growth Portfolio                         NYLife Distributors                                              32.61%
                                                   Parsippany, NJ
                                                   GE Life & Annuity Company                                        13.10%
                                                   Richmond, VA
                                                   Kemper Investors Life Insurance Company                           7.16%
                                                   Variable Annuity Separate Account
                                                   Mercer Island, WA
                                                   AUL Group Retirement Account II                                   5.54%
                                                   Indianapolis, IN

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------

International Growth Portfolio                     Pruco Life Insurance Company of Arizona                          25.34%
                                                   Newark, NJ
                                                   GE Life & Annuity Company                                        17.78%
                                                   Richmond, VA
                                                   Fidelity Investments Institutional Operations Co Inc              8.27%
                                                   Agent for Certain Employee Benefit Plans
                                                   Covington, KY
                                                   Sentry Life Insurance Company Group                               7.49%
                                                   Stevens Point, WI
                                                   NJ Transit ATU Account                                            5.67%
                                                   John J Burns Deputy Treasurer
                                                   H Charles Wedel CFO and Treasurer
                                                   Newark, NJ

Global Technology Portfolio                        Western Reserve Life                                             66.19%
                                                   Cedar Rapids, IA
                                                   Great-West Life & Annuity                                        27.39%
                                                   Client Plans
                                                   Greenwood Vlg, CO
                                                   Connecticut General Life Insurance Company                        6.42%
                                                   Separate Account HB Cigna-Cris
                                                   Hartford, CT

Global Life Sciences Portfolio                     Western Reserve Life                                             95.11%
                                                   Cedar Rapids, IA

Flexible Bond Portfolio                            AUL Individual Variable Annuity                                  29.01%
                                                   Unit Trust 1
                                                   Indianapolis, IN
                                                   AUL Group Retirement Account II                                  22.66%
                                                   Indianapolis, IN
                                                   GE Life & Annuity Company                                         8.41%
                                                   Richmond, VA
                                                   Lincoln Benefit Life                                              6.29%
                                                   Variable Annuity
                                                   Lincoln, NE
                                                   AUL American Investment Trust                                     5.90%
                                                   Indianapolis, IN
                                                   Great-West Life & Annuity                                         5.65%
                                                   Unit Valuations 2T2
                                                   Greenwood Vlg, CO
                                                   Great-West Life & Annuity                                         5.22%
                                                   FBO Schwab Annuities
                                                   Greenwood Vlg, CO

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers sixteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and four of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

   The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended December 31, 2007 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2007.

   Schedules of Investments as of December 31, 2007

   Statements of Assets and Liabilities as of December 31, 2007

   Statements of Operations for the period ended December 31, 2007

   Statements of Changes in Net Assets for each of the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
    BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
    Non-Investment Grade
    BB.......................... Less vulnerable to nonpayment than other speculative issues;
                                 major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                                 obligor's inadequate capacity to meet its financial
                                 commitment on the obligation.
    B........................... More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                                 obligation; adverse business, financial, or economic
                                 conditions will likely impair the obligor's capacity or
                                 willingness to meet its financial commitment on the
                                 obligation.
    CCC......................... Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                                 obligation.
    CC.......................... Currently highly vulnerable to nonpayment.
    C........................... Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                                 payments on the obligation are being continued.
    D........................... In default.

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                                 financial commitments.
    AA.......................... Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
    A........................... High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                                 May be more vulnerable to changes in circumstances or in
                                 economic conditions than is the case for higher ratings.
    BBB......................... Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                                 considered adequate, but adverse changes in circumstances
                                 and economic conditions are more likely to impair this
                                 capacity than is the case for higher ratings.
    Non-Investment Grade
    BB.......................... Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
    B........................... Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
    CCC......................... May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
    CC.......................... May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
    C........................... May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
    D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    Aaa......................... Highest quality, smallest degree of investment risk.
    Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................... Upper to medium-grade obligations; many favorable investment attributes.
    Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
    Non-Investment Grade
    Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
    B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
    Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
    Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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 70

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

                                  (JANUS LOGO)
                                  WWW.JANUS.COM/INFO

                                  151 Detroit Street
                                  Denver, Colorado 80206-4805
                                  1-877-335-2687

                                       May 1, 2008

                                       GROWTH & CORE
                                        Large Cap Growth Portfolio
                                        Forty Portfolio
                                        Mid Cap Growth Portfolio
                                        Growth and Income Portfolio
                                        Fundamental Equity Portfolio
                                        Balanced Portfolio
                                       RISK-MANAGED
                                        Janus Aspen INTECH Risk-Managed Growth
                                        Portfolio
                                        Janus Aspen INTECH Risk-Managed Core
                                        Portfolio
                                       VALUE
                                        Mid Cap Value Portfolio
                                        Small Company Value Portfolio
                                       INTERNATIONAL & GLOBAL
                                        Worldwide Growth Portfolio
                                        International Growth Portfolio*
                                       SPECIALTY EQUITY
                                        Global Technology Portfolio
                                        Global Life Sciences Portfolio
                                       BOND
                                        Flexible Bond Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain Portfolios.

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

     * The Portfolio is closed to new insurance companies and qualified plans. Current investors in existing insurance company products and qualified plans may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted unless specified criteria are met. The Portfolio may resume sales of its Shares at some future date, but it has no present intention to do so. Refer to the "Shareholder's Guide" section of the Portfolio's Prospectus for more details.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser and Subadvisers..........................   30
    Custodian, Transfer Agent, and Certain Affiliations.........   47
    Portfolio Transactions and Brokerage........................   48
    Trustees and Officers.......................................   52
    Shares of the Trust.........................................   65
       Net Asset Value Determination............................   65
       Purchases................................................   65
       Distribution and Shareholder Servicing Plan..............   66
       Redemptions..............................................   67
    Income Dividends, Capital Gains Distributions, and Tax
    Status......................................................   68
    Principal Shareholders......................................   69
    Miscellaneous Information...................................   73
       Shares of the Trust......................................   73
       Shareholder Meetings.....................................   73
       Voting Rights............................................   73
       Independent Registered Public Accounting Firm............   74
       Registration Statement...................................   74
    Financial Statements........................................   75
    Appendix A..................................................   76
       Explanation of Rating Categories.........................   76

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   This Statement of Additional Information includes information about 15 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

   EQUITY PORTFOLIOS. Large Cap Growth Portfolio, Forty Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Janus Aspen INTECH Risk-Managed Growth Portfolio, Janus Aspen INTECH Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, and Global Life Sciences Portfolio are referred to collectively in this SAI as the "Equity Portfolios."

   BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Forty Portfolio is classified as nondiversified. Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Janus Aspen INTECH Risk-Managed Growth Portfolio, Janus Aspen INTECH Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio are classified as diversified.

SUBADVISERS

   PORTFOLIOS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Janus Aspen INTECH Risk-Managed Growth Portfolio ("Risk-Managed Growth Portfolio") and Janus Aspen INTECH Risk-Managed Core Portfolio ("Risk-Managed Core Portfolio") (together, the "Risk-Managed Portfolios").

   PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.

   (1) With respect to 75% of its total assets, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Fundamental Equity Portfolio, Balanced Portfolio, Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). Except that Global Life Sciences Portfolio may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

   (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (5) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

   BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

   GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

   As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

   The Risk-Managed Portfolios, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Portfolios may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Portfolios may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Portfolios' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

   Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Within the parameters of its specific investment policies, each Portfolio, and each Risk-Managed Portfolio to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be

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   worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

   FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. Within the parameters of their specific investment policies, the Portfolios, particularly Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, and Global Life Sciences Portfolio, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

   Each Portfolio, with the exception of the Risk-Managed Portfolios, may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the

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

   securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

   Each Portfolio, with the exception of the Risk-Managed Portfolios, may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

   The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

   Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio, with the exception of the Risk-Managed Portfolios, may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that

                                                                               7
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   make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Portfolios, with the exception of the Risk-Managed Portfolios, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios, with the exception of the Risk-Managed Portfolios, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds. The Portfolios may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

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Depositary Receipts

   Each Portfolio, and each Risk-Managed Portfolio to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio, particularly Balanced Portfolio and Flexible Bond Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios, with the exception of the Risk-Managed Portfolios, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

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

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios, with the exception of the Risk-Managed Portfolios, may purchase include, but are not limited to, the following types of securities:

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.

   STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

   The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

   Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the

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   expenses of a Portfolio, but also, indirectly, similar expenses of the REITs.
   In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed security. The Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

   Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

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

Bank Loans

   Balanced Portfolio and Flexible Bond Portfolio may invest in bank loans (no more than 20% of each Portfolio's total assets), which include institutionally traded floating rate securities.

   Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings.

   The Portfolios generally invest in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio's net asset value as a result of changes in interest rates.

   When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio's NAV.

   In the cases of a Portfolio's investments in floating rate loans through participation interests, a Portfolio may be more susceptible to the risks of the financial services industries. A Portfolio may also be subject to greater risks and delays than if the Portfolio could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Portfolio, the Portfolio may be subject to loss of income and/or principal. Additionally, a Portfolio may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which a Portfolio may have to enforce its rights may not have the same interests as the Portfolio.

   The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.

   The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, a Portfolio may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

   Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Portfolio's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Portfolio could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the following Portfolios will limit its investments in such bonds to 35% of its net assets (Forty Portfolio, Growth and Income Portfolio, Balanced Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio, Global Life Sciences Portfolio, and Flexible Bond Portfolio) or 20% of its net assets (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Fundamental Equity Portfolio, Mid Cap Value Portfolio, and Small Company Value Portfolio). The Risk-Managed Portfolios do not intend to invest in high-yield/high-risk bonds.

   Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds may be included in any Portfolio's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in

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

   investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options, and Other Derivative Instruments

   The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

   A Portfolio may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

   Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

   Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

   Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

   Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

   Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

   Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

   Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission

   ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   With the exception of the Risk-Managed Portfolios, if a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or

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   otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios, with the exception of the Risk-Managed Portfolios, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency

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

   relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios, with the exception of the Risk-Managed Portfolios, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the

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   option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   EURODOLLAR INSTRUMENTS. Each Portfolio, with the exception of the Risk-Managed Portfolios, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

   Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolio's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-

                                                                              21
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   hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-

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

   the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

   Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

   OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

   The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

   Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

   Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

   In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

   YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios, with the exception of the Risk-Managed Portfolios, may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

   A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organizations (NRSROs) will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

   Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

   Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

   STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

   Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments such as inverse floaters and collateralized debt obligations. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

Portfolio Turnover

   Portfolio turnover rates for the fiscal years ended December 31, 2007 and December 31, 2006 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.

                                Portfolio Turnover for       Portfolio Turnover for
                                the fiscal year ended        the fiscal year ended
Portfolio Name                    December 31, 2007            December 31, 2006
-----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio              78%                          54%
  Forty Portfolio                         24%                          44%
  Mid Cap Growth Portfolio                45%                          41%
  Growth and Income Portfolio             74%                          58%
  Fundamental Equity Portfolio           124%(1)                       51%
  Balanced Portfolio                      54%                          52%
RISK-MANAGED
  Risk-Managed Growth
    Portfolio                            134%                         120%
  Risk-Managed Core Portfolio            101%                         141%
VALUE
  Mid Cap Value Portfolio                 83%                          89%
  Small Company Value
    Portfolio                             72%                          59%
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio              26%                          46%
  International Growth
    Portfolio                             59%                          60%
SPECIALTY EQUITY
  Global Technology Portfolio             67%                          89%
  Global Life Sciences
    Portfolio                             81%                          80%
BOND
  Flexible Bond Portfolio                138%                         163%

(1) The increase in the portfolio turnover rate was primarily due to a restructuring of the Portfolio as a result of a change in portfolio management.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab of each portfolio on www.janus.com/info approximately two business days (six business days for Money Market Portfolio) after the end of the following applicable periods. The non-money market portfolios' holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Money Market Portfolio's holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each portfolio's (with the exception of portfolios subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH are available monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag.

   Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Adviser Compliance Associates, LLC                            As needed            Current
    Bowne & Company Inc.                                          Daily                Current
    Brockhouse & Cooper Inc.                                      Quarterly            Current
    Brown Brothers Harriman & Co.                                 Daily                Current
    Callan Associates Inc.                                        As needed            Current
    Cambridge Associates LLC                                      Quarterly            Current
    Charles River Systems, Inc.                                   As needed            Current
    Charles Schwab & Co., Inc.                                    As needed            Current

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Citibank, N.A.                                                Daily                Current
    CMS BondEdge                                                  As needed            Current
    Deloitte & Touche LLP                                         As needed            Current
    Deloitte Tax LLP                                              As needed            Current
    Dresdner Bank, AG New York Branch                             As needed            Current
    Eagle Investment Systems Corp.                                As needed            Current
    Eaton Vance Management                                        As needed            Current
    Ernst & Young LLP                                             As needed            Current
    FactSet Research Systems, Inc.                                As needed            Current
    Financial Models Company, Inc.                                As needed            Current
    FT Interactive Data Corporation                               Daily                Current
    Institutional Shareholder Services, Inc.                      Daily                Current
    International Data Corporation                                Daily                Current
    Investment Technology Group, Inc.                             Daily                Current
    Jeffrey Slocum & Associates, Inc.                             As needed            Current
    Lehman Brothers Inc.                                          Daily                Current
    Marco Consulting Group, Inc.                                  Monthly              Current
    Marquette Associates                                          As needed            Current
    Markit Loans, Inc.                                            Daily                Current
    Merrill Communications LLC                                    Semi-annually        5 days
    Moody's Investors Service Inc.                                Weekly               7 days or more
    New England Pension Consultants                               Monthly              Current
    Omgeo LLC                                                     Daily                Current
    PricewaterhouseCoopers LLP                                    As needed            Current
    Prima Capital Management, Inc.                                Quarterly            15 days
    Reuters America Inc.                                          Daily                Current
    Rocaton Investment Advisors, LLC                              As needed            Current
    Rogerscasey, Inc.                                             Quarterly            Current
    Russell/Mellon Analytical Services, LLC                       Monthly              Current
    Sapient Corporation                                           As needed            Current
    SEI Investments                                               As needed            Current
    SimCorp USA, Inc.                                             As needed            Current
    Standard & Poor's                                             Daily                Current
    Standard & Poor's Financial Services                          Weekly               2 days or more
    Standard & Poor's Securities Evaluation                       Daily                Current
    State Street Bank and Trust Company                           Daily                Current
    Summit Strategies Group                                       Monthly; Quarterly   Current
    The Yield Book Inc.                                           Daily                Current
    UBS Securities LLC                                            As needed            Current
    Wachovia Securities LLC                                       As needed            Current
    Wall Street On Demand, Inc.                                   Monthly; Quarterly   30 days; 15 days
    Wilshire Associates Incorporated                              As needed            Current
    Yanni Partners, Inc.                                          Quarterly            Current
    Zephyr Associates, Inc.                                       Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, 100% of the Board of Trustees is independent. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Portfolios to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

   Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
   Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

   The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.

                                                                                 Contractual
                                                      Average Daily          Base Fee/Investment
                                                        Net Assets            Advisory Fees (%)
Portfolio Name                                         of Portfolio             (annual rate)
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                        All Asset Levels                0.64
  Forty Portfolio                                   All Asset Levels                0.64
  Mid Cap Growth Portfolio                          All Asset Levels                0.64
  Growth and Income Portfolio                       All Asset Levels                0.62
  Fundamental Equity Portfolio                      All Asset Levels                0.60
  Balanced Portfolio                                All Asset Levels                0.55
RISK-MANAGED
  Risk-Managed Growth Portfolio                     All Asset Levels                0.50
  Risk-Managed Core Portfolio                              N/A                      0.50
VALUE
  Mid Cap Value Portfolio(1)                               N/A                      0.64
  Small Company Value Portfolio                     All Asset Levels                0.74
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                               N/A                      0.60
  International Growth Portfolio                    All Asset Levels                0.64
SPECIALTY EQUITY
  Global Technology Portfolio                       All Asset Levels                0.64
  Global Life Sciences Portfolio                    All Asset Levels                0.64
BOND
  Flexible Bond Portfolio                           First $300 Million              0.55
                                                    Over $300 million               0.45

(1) Perkins, the Portfolio's subadviser, receives directly from the Portfolio a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE PORTFOLIO, MID CAP VALUE PORTFOLIO, AND WORLDWIDE GROWTH PORTFOLIO ONLY

   Effective on the dates shown below, each of Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Growth Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio's performance relative to the cumulative performance of its respective benchmark index. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                                                  Effective Date of   Effective Date of
                                                                   Performance Fee    First Adjustment
    Portfolio Name                                                   Arrangement       to Advisory Fee
    ---------------------------------------------------------------------------------------------------
    Risk-Managed Core Portfolio                                       01/01/06            01/01/07
    Mid Cap Value Portfolio                                           02/01/06            02/01/07
    Worldwide Growth Portfolio                                        02/01/06            02/01/07

   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applied for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

   The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

   The investment performance of a Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

   The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to a particular Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio's benchmark index is appropriate.

   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

   If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for each Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                                     Base Fee (%)
    Portfolio Name                                                Benchmark Index                    (annual rate)
    ----------------------------------------------------------------------------------------------------------------
    Risk-Managed Core Portfolio                                   S&P 500(R) Index(1)                  0.50(2)
    Mid Cap Value Portfolio                                       Russell Midcap(R) Value              0.64(4)
                                                                  Index(3)
    Worldwide Growth Portfolio                                    MSCI World Index(SM)(5)              0.60

   (1) The S&P 500(R) Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
   (2) Janus Capital, and not Risk-Managed Core Portfolio, pays INTECH, the Portfolio's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Portfolio, and INTECH. For the fiscal year ended December 31, 2007, that fee was calculated at an annual rate of 0.26% of the Portfolio's average daily net assets. Effective January 1, 2007, the subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Portfolio's performance relative to its benchmark index.
   (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (4) This amount is reduced by the amount payable by Mid Cap Value Portfolio to Perkins, the subadviser to Mid Cap Value Portfolio, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Portfolio to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended December 31, 2007, Mid Cap Value Portfolio paid Perkins a subadvisory fee at the annual rate of 0.32% of the Portfolio's average daily net assets. Effective February 1, 2007, the subadvisory fee paid by the Portfolio to Perkins adjusts up or down based on the Portfolio's performance relative to its benchmark index.
   (5) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2007 are shown below:

    Portfolio Name                                                Net Assets (000s)
    -------------------------------------------------------------------------------
    Risk-Managed Core Portfolio                                      $   32,040
    Mid Cap Value Portfolio                                              76,439
    Worldwide Growth Portfolio                                        1,347,305

   EXAMPLES: RISK-MANAGED CORE PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the S&P 500(R) Index.

   Example 1: Portfolio Outperforms Its Benchmark By 4%

   If the Portfolio has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.50%                                                    1/12th of 0.15%            1/12th of 0.65%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.50%                                                         0.00                  1/12th of 0.50%

   Example 3: Portfolio Underperforms Its Benchmark By 4%

   If the Portfolio has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.50%                                                   1/12th of -0.15%            1/12th of 0.35%

   EXAMPLES: MID CAP VALUE PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the Russell Midcap(R) Value Index.

   Example 1: Portfolio Outperforms Its Benchmark By 4%

   If the Portfolio has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                    1/12th of 0.15%            1/12th of 0.79%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                         0.00                  1/12th of 0.64%

   Example 3: Portfolio Underperforms Its Benchmark By 4%

   If the Portfolio has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.64%                                                   1/12th of -0.15%            1/12th of 0.49%

   Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Portfolio, and Perkins, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Portfolio (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Portfolio to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Portfolio to Janus Capital based on Mid Cap Value Portfolio Service Shares' performance relative to the Russell Midcap(R) Value Index.

   EXAMPLES: WORLDWIDE GROWTH PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

   Example 1: Portfolio Outperforms Its Benchmark By 6%

   If the Portfolio has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                    1/12th of 0.15%            1/12th of 0.75%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                         0.00                  1/12th of 0.60%

   Example 3: Portfolio Underperforms Its Benchmark By 6%

   If the Portfolio has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                   1/12th of -0.15%            1/12th of 0.45%

   FEE WAIVERS

   Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue such waivers until at least May 1, 2009. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

                                 Expense Limit
Portfolio Name                   Percentage (%)
-----------------------------------------------
GROWTH & CORE
  Fundamental Equity Portfolio        1.20
RISK-MANAGED
  Risk-Managed Growth
    Portfolio                         1.10
  Risk-Managed Core
    Portfolio(1)                      1.10
VALUE
  Mid Cap Value Portfolio(1)          1.24(2)
  Small Company Value
    Portfolio                         1.34
SPECIALTY EQUITY
  Global Technology Portfolio         1.24(2)
  Global Life Sciences
    Portfolio                         1.24(2)
BOND
  Flexible Bond Portfolio             0.90(2)

(1) Effective January 1, 2006 for Risk-Managed Core Portfolio, and February 1, 2006 for Mid Cap Value Portfolio, each Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index. Any adjustment to this fee rate commenced January 2007 for Risk-Managed Core Portfolio and February 2007 for Mid Cap Value Portfolio. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon Risk-Managed Core Portfolio's and Mid Cap Value Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Portfolio's expense limit will be in effect until May 1, 2009.
(2) The Portfolio's expenses without waivers are not expected to exceed the expense limit.

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.

                                               2007                              2006                              2005
                                      -----------------------       -------------------------------      ------------------------
Portfolio Name                        Advisory Fees   Waivers        Advisory Fees         Waivers       Advisory Fees    Waivers
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio           $ 7,975,609    $     0         $ 5,389,025          $      0       $ 6,537,046     $     0
  Forty Portfolio                      $ 6,615,736    $     0         $ 5,845,493          $      0       $ 6,086,577     $     0
  Mid Cap Growth Portfolio             $ 5,438,755    $     0         $ 4,981,465          $      0       $ 6,089,277     $     0
  Growth and Income Portfolio          $   512,865    $     0         $   545,061          $      0       $   526,764     $     0
  Fundamental Equity Portfolio         $    89,464    $41,361         $    91,529          $ 80,457       $    70,346     $27,709
  Balanced Portfolio                   $10,785,698    $     0         $11,368,824          $      0       $13,274,684     $     0
RISK-MANAGED
  Risk-Managed Growth Portfolio        $    54,781    $54,781(1)      $    51,541          $ 51,541(1)    $    53,000     $18,640
  Risk-Managed Core Portfolio          $    85,857    $69,590         $    91,265          $ 73,850       $    95,870     $     0
VALUE
  Mid Cap Value Portfolio              $   486,440    $     0         $   433,045          $      0       $   299,199     $     0
  Small Company Value Portfolio        $   143,879    $ 4,805         $    96,721          $ 65,689       $    37,885     $37,885(1)
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio           $ 9,244,807    $30,240(2)      $ 8,797,213          $471,246(2)    $11,771,437     $     0
  International Growth Portfolio       $16,656,942    $     0         $10,897,991          $      0       $ 6,913,211     $     0
SPECIALTY EQUITY
  Global Technology Portfolio          $ 1,031,837    $     0         $ 1,035,736          $      0       $ 1,038,756     $     0
  Global Life Sciences Portfolio       $   188,995    $     0         $   218,770          $      0       $   221,680     $     0
BOND
  Flexible Bond Portfolio              $ 1,677,813    $     0         $ 1,623,657          $      0       $ 1,898,436     $     0

(1) Fee waiver by Janus Capital exceeded the advisory fee.
(2) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, and Mid Cap Value Portfolio.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into a Sub-Advisory Agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 89.5% of the outstanding voting shares of INTECH.

   Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Portfolios; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolios. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolios, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolios and in either case by vote of a majority of the Independent Trustees of the Portfolios. The Sub-Advisory Agreements are subject to termination by the Portfolios or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE PORTFOLIO
   Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Portfolio changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the S&P 500(R) Index. Any applicable performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not Risk-Managed Core Portfolio, pays this fee. The following discussion provides additional details regarding this change.

   On December 29, 2005, shareholders of Risk-Managed Core Portfolio approved an amended subadvisory agreement between Janus Capital, on behalf of the Portfolio, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement has been restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Portfolio to Janus Capital (net of any performance fee adjustment).

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).

   The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other

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

   things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO MID CAP VALUE PORTFOLIO
   As a result of shareholder approval of Mid Cap Value Portfolio's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Portfolio, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Russell Midcap(R) Value Index, the Portfolio's benchmark index. Any applicable performance adjustment commenced February 2007. Until that time, only the previous fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Portfolio equal to 50% of the advisory fee payable to Janus Capital from the Portfolio before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended December 31, 2007:

   Portfolio Name                                                Subadviser       Subadvisory Fee Rate (%)
   -------------------------------------------------------------------------------------------------------
   Risk-Managed Growth Portfolio                                  INTECH                    0.26
   Risk-Managed Core Portfolio                                    INTECH                    0.26(1)
   Mid Cap Value Portfolio                                        Perkins                   0.32(1)(2)

   (1) Prior to any performance adjustment, if applicable.
   (2) Prior to any fee reimbursement, if applicable.

   The Risk-Managed Portfolios pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on each Portfolio's annual average daily net assets (and, in the case of Risk-Managed Core Portfolio, plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by each Portfolio to Janus Capital (net of any performance fee adjustment for Risk-Managed Core Portfolio). If this fee structure had been in place for the fiscal year ending December 31, 2007, the subadvisory fee rate for Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio would have been 0.25%.

   For the fiscal year ended December 31, 2007, Janus Capital paid subadvisory fees to INTECH in the amounts of $39,547 and $58,208 for Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio, respectively.

   For the fiscal year ended December 31, 2007, Mid Cap Value Portfolio paid subadvisory fees to Perkins in the amount of $243,220.

   In addition to payments made under 12b-1 plans, Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.

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

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or pre-determined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

   The officers and Trustees of the funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

   INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Portfolios. INTECH, the subadviser for Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio, generates daily trades for all of its clients, including Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities or engage in other investments on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of

   Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   PERKINS CODE OF ETHICS

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, under certain circumstances, individuals are permitted to make personal securities transactions, including the sale of securities that may be purchased or held by the Portfolio. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Portfolio and to avoid serving their own personal interests ahead of the Portfolio's and their shareholders'.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the

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

   Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, ISS Social Proxy Voting Guidelines, or ISS Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations").

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

   INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

   - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("ISS-BK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

   - Union and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley ("ISS-TH") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS in conjunction with the AFL-CIO with a worker-owner view of long-term corporate value.

   - Public Fund clients in accordance with ISS Public Fund ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting.

   - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social ("ISS-SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and good corporate governance along with the ethical behavior of corporations and the social and environmental impact of their actions. The ISS Catholic Proxy Voting Guidelines ("ISS-CATHOLIC") are also available to clients upon request.

   Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at www.riskmetrics.com/issgovernance/policy. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.

   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS-BK Proxy Voting Guidelines.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to INTECH's Chief Compliance Officer.

   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to INTECH's Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, General Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

   REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, and ISS-CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available upon request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Perkins Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Perkins Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs. Janus Services may receive from Mid Cap Value Portfolio, Small Company Value Portfolio, Risk-Managed Growth Portfolio, and Risk-Managed Core Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

   For the fiscal year or period ended December 31 the total administrative services fee amounts paid by Service Shares of the Portfolios to Janus Services are summarized below:

                                                             Administrative           Administrative           Administrative
                                                              Services Fees            Services Fees            Services Fees
Portfolio Name                                              December 31, 2007        December 31, 2006        December 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
RISK-MANAGED
  Risk-Managed Growth Portfolio                                  $10,970                  $10,314                  $10,600
  Risk-Managed Core Portfolio                                    $22,388                  $18,260                  $19,174
VALUE
  Mid Cap Value Portfolio                                        $68,765                  $58,793                  $36,590
  Small Company Value Portfolio                                  $19,537                  $13,106                  $ 5,120

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio, except for Flexible Bond Portfolio, which pays $3.98 per shareholder account, for the use of DST's shareholder accounting system.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Portfolios, except for the Risk-Managed Portfolios. With respect to the Risk-Managed Portfolios, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Portfolio, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to:
   Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by
   Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Board of Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.

   For the fiscal year ended December 31, 2007, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions          Transactions
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                                  $1,120,110          $1,180,981,925
  Forty Portfolio                                             $  172,380          $  280,427,137
  Mid Cap Growth Portfolio                                    $  248,856          $  295,820,964
  Growth and Income Portfolio                                 $   50,914          $   42,873,646
  Fundamental Equity Portfolio                                $   14,451          $   17,798,972
  Balanced Portfolio                                          $  360,238          $  391,155,727
RISK-MANAGED
  Risk-Managed Growth Portfolio                               $    8,699          $   11,188,778
  Risk-Managed Core Portfolio                                 $   14,959          $   20,047,667
VALUE
  Mid Cap Value Portfolio                                     $   42,497          $   52,116,400
  Small Company Value Portfolio                               $   12,126          $   13,282,793
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $  494,320          $  400,572,170
  International Growth Portfolio                              $2,806,380          $1,424,477,444
SPECIALTY EQUITY
  Global Technology Portfolio                                 $  178,024          $  103,963,847
  Global Life Sciences Portfolio                              $   23,934          $   23,134,314

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Risk-Managed Portfolios, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.

Portfolio Name                                                   2007         2006         2005
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio                                  $2,313,447   $  761,281   $1,673,594
  Forty Portfolio                                             $  349,365   $  559,770   $  436,290
  Mid Cap Growth Portfolio                                    $  566,955   $1,096,555   $  674,117
  Growth and Income Portfolio                                 $  101,784   $   68,637   $   53,602
  Fundamental Equity Portfolio                                $   28,029   $   14,389   $   13,546
  Balanced Portfolio                                          $  759,377   $  769,427   $1,236,141
RISK-MANAGED
  Risk-Managed Growth Portfolio                               $   39,017   $   11,700   $   11,864
  Risk-Managed Core Portfolio                                 $   21,183   $   23,318   $   18,480
VALUE
  Mid Cap Value Portfolio                                     $  103,042   $  124,442   $   84,500
  Small Company Value Portfolio                               $   27,151   $   31,181   $    9,082
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $1,005,319   $2,146,961   $2,616,471
  International Growth Portfolio                              $5,015,782   $4,176,216   $2,307,917
SPECIALTY EQUITY
  Global Technology Portfolio                                 $  317,198   $  400,593   $  218,366
  Global Life Sciences Portfolio                              $   49,871   $   70,891   $   59,100
BOND
  Flexible Bond Portfolio                                     $        0   $       52   $    1,405

   Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   As of December 31, 2007, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:

                                                                                                                Value of
                                                                          Name of                           Securities Owned
Portfolio Name                                                         Broker-Dealer                         as of 12/31/07
------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Large Cap Growth Portfolio                           JP Morgan Chase & Co.                                    $34,689,528
                                                     Morgan Stanley Co.                                         7,783,794

Forty Portfolio                                      Bear Stearns Companies Inc.                              $13,673,896
                                                     Goldman Sachs Group, Inc.                                 43,236,878
                                                     Lehman Brothers Holdings Inc.                             13,244,860
                                                     Merrill Lynch & Company, Inc.                             14,195,515

Growth and Income Portfolio                          Goldman Sachs Group, Inc.                                $   391,391
                                                     JP Morgan Chase & Co.                                      1,358,388
                                                     Lehman Brothers Holdings, Inc.                               672,207
                                                     Merrill Lynch & Company, Inc.                              1,222,916
                                                     UBS A.G.                                                     634,957

Fundamental Equity Portfolio                         JP Morgan Chase & Co.                                    $   280,670

Balanced Portfolio                                   JP Morgan Chase & Co.                                    $33,193,152

 RISK-MANAGED
Risk-Managed Core Portfolio                          Citigroup Global Markets                                 $   347,392
                                                     Goldman Sachs Group, Inc.                                    215,050
                                                     JP Morgan Chase & Co.                                        152,775
                                                     Morgan Stanley Co.                                             5,311
 INTERNATIONAL & GLOBAL
Worldwide Growth Portfolio                           Citigroup, Inc.                                          $10,606,025
                                                     JP Morgan Chase & Co.                                     36,923,884
                                                     UBS A.G.                                                  22,178,311
 SPECIALTY EQUITY
Global Technology Portfolio                          Goldman Sachs Group, Inc.                                $   794,039

Global Life Sciences Portfolio                       Morgan Stanley Co.                                       $   416,185

 BOND
Flexible Bond Portfolio                              JP Morgan Chase & Co.                                    $ 1,271,730

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Chairman         1/08-Present     Private Investor. Formerly,     73               Chairman of the
 151 Detroit Street                                     Vice President of Asian                          Board and
 Denver, CO 80206     Trustee          6/02-Present     Cultural Council and Executive                   Director of The
 DOB: 1957                                              Vice President and Chief                         Investment Fund
                                                        Operating Officer of The                         for Foundations
                                                        Rockefeller Brothers Fund (a                     Investment
                                                        private family foundation)                       Program (TIP)
                                                        (1998-2006).                                     (consisting of
                                                                                                         4 funds) and
                                                                                                         the F.B. Heron
                                                                                                         Foundation (a
                                                                                                         private
                                                                                                         grantmaking
                                                                                                         foundation).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    General partner of Crosslink    73               Chairman of the
 151 Detroit Street                                     Capital, a private investment                    Board and
 Denver, CO 80206                                       firm (since 2008). Formerly,                     Trustee of RS
 DOB: 1956                                              partner of Tango Group, a                        Investment
                                                        private investment firm                          Trust
                                                        (1999-2008).                                     (consisting of
                                                                                                         40 funds)
                                                                                                         (since 2001),
                                                                                                         and Director of
                                                                                                         Envysion, Inc.
                                                                                                         (internet
                                                                                                         technology),
                                                                                                         Lijit Networks
                                                                                                         Inc. (internet
                                                                                                         technology),
                                                                                                         and LogRhythm
                                                                                                         Inc. (software
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   73               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Chief Executive Officer of Red  73*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206                                       (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 89 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         73               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    73               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Private Investor and            73               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          12/05-Present    Retired. Formerly, Chairman     73               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Global
                                                                                                         Affairs, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                       OFFICE* AND
 NAME, ADDRESS                                         LENGTH OF
 AND AGE              POSITIONS HELD WITH PORTFOLIOS   TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker         Executive Vice President and     5/07-Present   Vice President of Janus Capital, and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Global Life Sciences Portfolio
 DOB: 1970
----------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman  Executive Vice President and     11/07-Present  Co-Chief Investment Officer and Executive Vice President of
 151 Detroit Street   Co-Portfolio Manager                            Janus Capital, and Portfolio Manager for other Janus
 Denver, CO 80206     Large Cap Growth Portfolio                      accounts. Formerly, Portfolio Manager (2002-2007) for Mid
 DOB: 1971                                                            Cap Growth Portfolio and Vice President (1998-2006) for
                                                                      Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------
 Brian Demain         Executive Vice President and     11/07-Present  Vice President of Janus Capital. Formerly, Assistant
 151 Detroit Street   Portfolio Manager                               Portfolio Manager (2002-2007) of Mid Cap Growth Portfolio
 Denver, CO 80206     Mid Cap Growth Portfolio                        and Analyst (1999-2007) for Janus Capital.
 DOB: 1977
----------------------------------------------------------------------------------------------------------------------------------
 James P. Goff        Executive Vice President         11/07-Present  Vice President and Director of Research of Janus Capital.
 151 Detroit Street   Fundamental Equity Portfolio
 Denver, CO 80206
 DOB: 1964
----------------------------------------------------------------------------------------------------------------------------------
 Jakob V. Holm        Executive Vice President and     7/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Small Company Value Portfolio
 DOB: 1971
----------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and     1/01-Present   Vice President of Janus Capital.
 151 Detroit Street   Portfolio Manager
 Denver, CO 80206     International Growth Portfolio
 DOB: 1964
----------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto           Executive Vice President and     5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Co-Portfolio Manager                            other Janus accounts.
 Denver, CO 80206     Balanced Portfolio
 DOB: 1961
                      Executive Vice President and     11/07-Present
                      Portfolio Manager
                      Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff          Executive Vice President and     11/07-Present  Portfolio Manager for other Janus accounts. Formerly,
 151 Detroit Street   Co-Portfolio Manager                            Analyst (2003- 2007) for Janus Capital.
 Denver, CO 80206     Large Cap Growth Portfolio
 DOB: 1972
----------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs            Executive Vice President and     1/08-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Forty Portfolio
 DOB: 1967
----------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith         Executive Vice President and     5/05-Present   Co-Chief Investment Officer and Executive Vice President of
 151 Detroit Street   Co-Portfolio Manager                            Janus Capital; Executive Vice President of Janus
 Denver, CO 80206     Balanced Portfolio                              Distributors LLC and Janus Services LLC; and Portfolio
 DOB: 1968                                                            Manager for other Janus accounts. Formerly,Vice President
                      Executive Vice President and     5/07-Present   (2003-2006) of Janus Capital.
                      Co-Portfolio Manager
                      Flexible Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters      Executive Vice President and     5/07-Present   Vice President and Research Analyst for Janus Capital and
 151 Detroit Street   Co-Portfolio Manager                            Portfolio Manager for other Janus accounts.
 Denver, CO 80206     Flexible Bond Portfolio
 DOB: 1963
----------------------------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                       OFFICE* AND
 NAME, ADDRESS                                         LENGTH OF
 AND AGE              POSITIONS HELD WITH PORTFOLIOS   TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson     Executive Vice President and     2/06-Present   Vice President for Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts. Formerly, Research Analyst (2000-2004)
 Denver, CO 80206     Global Technology Portfolio                     for Lincoln Equity Management.
 DOB: 1963
----------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and     7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Worldwide Growth Portfolio
 DOB: 1969
----------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery       President and Chief Executive    4/08-Present   Executive Vice President and Chief Marketing Officer of
 151 Detroit Street   Officer                                         Janus Capital Group Inc. and Janus Capital; Executive Vice
 Denver, CO 80206                                                     President of Janus Distributors LLC and Janus Services LLC;
 DOB: 1967                                                            and Working Director of Enhanced Investment Technologies,
                                                                      LLC. Formerly, President (2002-2007) and Director
                                                                      (2000-2007) of The Janus Foundation; President (2004-2006)
                                                                      and Vice President and Chief Marketing Officer (2003-2004)
                                                                      of Janus Services LLC; and Senior Vice President (2003-2005)
                                                                      and Vice President (1999-2003) of Janus Capital Group Inc.
                                                                      and Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------
 Stephanie            Chief Legal Counsel and          1/06-Present   Vice President and Assistant General Counsel of Janus
 Grauerholz-Lofton    Secretary                                       Capital, and Vice President and Assistant Secretary of Janus
 151 Detroit Street                                                   Distributors LLC. Formerly, Assistant Vice President of
 Denver, CO 80206     Vice President                   3/06-Present   Janus Capital and Janus Distributors LLC (2006).
 DOB: 1970
----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President, Chief            6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer, and                         Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206     Anti-Money Laundering Officer                   Chief Compliance Officer of Bay Isle Financial LLC; and Vice
 DOB: 1957                                                            President of Enhanced Investment Technologies, LLC.
                                                                      Formerly, Chief Compliance Officer of Enhanced Investment
                                                                      Technologies, LLC (2003-2005); Vice President of Janus
                                                                      Capital (2000-2005), and Janus Services LLC (2004-2005); and
                                                                      Assistant Vice President of Janus Services LLC (2000-2004).
----------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Chief Financial Officer          3/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street                                                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206     Vice President, Treasurer, and   2/05-Present   Site Manager and First Vice President of Mellon Global
 DOB: 1962            Principal Accounting Officer                    Securities Services (2003); and Director of Fund Accounting,
                                                                      Project Development, and Training of INVESCO Funds Group
                                                                      (1994-2003).
----------------------------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

--------------------------------------------------------------------------------------------------------------------
                                                           MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                       (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial           Jerome S. Contro (Chair)                   4
                           reporting process, the system   John W. McCarter, Jr.
                           of internal controls over       Dennis B. Mullen
                           financial reporting,
                           disclosure controls and
                           procedures, Form N-CSR
                           filings, and the audit
                           process. The Committee's
                           review of the audit process
                           includes, among other things,
                           the appointment, compensation,
                           and oversight of the auditors
                           and pre-approval of all audit
                           and nonaudit services.
--------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE(1)    Reviews and makes               James T. Rothe (Chair)                     4
                           recommendations regarding       Jerome S. Contro
                           matters related to the Trust's  Martin H. Waldinger
                           use of brokerage commissions
                           and placement of portfolio
                           transactions.
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment         Dennis B. Mullen (Chair)                   6
 COMMITTEE                 activities of the Trust's non-  Jerome S. Contro
                           money market funds.             William F. McCalpin
                                                           John W. McCarter, Jr.
                                                           James T. Rothe
                                                           William D. Stewart
                                                           Martin H. Waldinger
                                                           Linda S. Wolf
--------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with        Linda S. Wolf (Chair)                      9
 COMMITTEE(1)              various procedures adopted by   William F. McCalpin
                           the Trust, reviews              William D. Stewart
                           registration statements on
                           Form N-1A, oversees the
                           implementation and
                           administration of the Trust's
                           Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------------------------------
 MONEY MARKET              Reviews various matters         Jerome S. Contro (Chair)                   4
 COMMITTEE(1)              related to the operations of    James T. Rothe
                           the Janus money market funds,   Martin H. Waldinger
                           including compliance with
                           their Money Market Fund
                           Procedures.
--------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends       John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE(1)   individuals for election as     William F. McCalpin
                           Trustee, consults with          Dennis B. Mullen
                           Management in planning Trustee
                           meetings, and oversees the
                           administration of, and ensures
                           the compliance with, the
                           Trust's Governance Procedures
                           and Guidelines.
--------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of      William D. Stewart (Chair)                 15
                           securities for which market     James T. Rothe
                           quotations are not readily      Linda S. Wolf
                           available or are deemed not to
                           be reliable, pursuant to
                           procedures adopted by the
                           Trustees.
--------------------------------------------------------------------------------------------------------------------

(1) As of the fiscal year ended December 31, 2007, members of the Brokerage Committee included James T. Rothe as Chair, Jerome S. Contro, and William F. McCalpin; members of the Legal and Regulatory Committee included William F. McCalpin as Chair, William D. Stewart, and Linda S. Wolf; members of the Money Market Committee included Martin H. Waldinger as Chair, William F. McCalpin, and James T. Rothe; and members of the Nominating and Governance Committee included John W. McCarter, Jr. as Chair, Dennis B. Mullen, and Martin H. Waldinger.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. Effective January 1, 2006, this may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


------------------------------------------------------------------------------------------------------------
                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF       SECURITIES IN ALL REGISTERED INVESTMENT
                                            EQUITY SECURITIES IN  COMPANIES OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE                            THE PORTFOLIOS        FUNDS
------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                        None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                      None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                             None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                         None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                        None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF                              None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------

(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2007       December 31, 2007(1)(2)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman (through 12/31/07) and
  Trustee(3)(4)                                                       $35,847                   $464,762
Jerome S. Contro, Trustee                                             $25,336                   $289,000
William F. McCalpin, Chairman (as of 1/1/08) and Trustee              $24,019                   $284,000
John W. McCarter, Jr., Trustee                                        $24,459                   $279,000
James T. Rothe, Trustee                                               $23,936                   $283,000
William D. Stewart, Trustee(4)                                        $27,366                   $312,000
Martin H. Waldinger, Trustee                                          $22,415                   $279,000
Linda S. Wolf, Trustee                                                $24,282                   $277,000

(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios.
(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Dennis B. Mullen $413,066; Jerome S. Contro $291,961; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.
(3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of December 31, 2007 and does not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Andrew Acker                Number of Other Accounts Managed                      3                 None                    1(1)
                                Assets in Other Accounts Managed        $ 1,136,037,526                 None       $  375,886,969
    Jonathan D. Coleman         Number of Other Accounts Managed                      5                 None                    2
                                Assets in Other Accounts Managed        $15,295,804,167                 None       $   33,180,870
    Brian Demain                Number of Other Accounts Managed                      3                    1                    5
                                Assets in Other Accounts Managed        $ 2,385,863,251         $ 50,913,448       $  116,348,299
    James P. Goff               Number of Other Accounts Managed                   10(2)                None                    3
                                Assets in Other Accounts Managed        $ 6,471,985,600                 None       $   47,918,270
    Jakob V. Holm               Number of Other Accounts Managed                      1                 None                 None
                                Assets in Other Accounts Managed        $    48,948,045                 None                 None
    Brent A. Lynn               Number of Other Accounts Managed                      2                 None                 None
                                Assets in Other Accounts Managed        $13,280,022,828                 None                 None
    Marc Pinto                  Number of Other Accounts Managed                      8                    2                   27(3)
                                Assets in Other Accounts Managed        $ 8,910,640,544         $ 18,637,286       $  547,053,331
    Daniel Riff                 Number of Other Accounts Managed                      6                 None                    2
                                Assets in Other Accounts Managed        $15,888,634,186                 None       $   33,180,870
    Ron Sachs(4)                Number of Other Accounts Managed                      6                 None                    1(5)
                                Assets in Other Accounts Managed        $ 6,044,047,066                 None       $  287,884,692
    Gibson Smith                Number of Other Accounts Managed                     12                 None                    3
                                Assets in Other Accounts Managed        $ 5,085,573,382                 None       $1,004,959,558
    Darrell Watters             Number of Other Accounts Managed                      6                 None                 None
                                Assets in Other Accounts Managed        $ 1,553,994,258                 None                 None
    Burton H. Wilson            Number of Other Accounts Managed                      3                 None                 None
                                Assets in Other Accounts Managed        $ 1,140,319,291                 None                 None
    Jason P. Yee                Number of Other Accounts Managed                    5(6)                None                    1
                                Assets in Other Accounts Managed        $ 4,451,773,366                 None       $   26,466,752

   (1) One of the accounts included in the total, consisting of $375,886,969 of the total assets, has a performance-based advisory fee.
   (2) Three of the accounts included in the total, consisting of $5,241,728,391 of the total assets, have performance-based advisory fees.
   (3) One of the accounts included in the total, consisting of $247,834,268 of the total assets, has a performance-based advisory fee.
   (4) Effective January 1, 2008, Portfolio Manager Ron Sachs assumed responsibility for the day-to-day management of Forty Portfolio.
   (5) One of the accounts included in the total, consisting of $287,884,692 of the total assets, has a performance-based advisory fee.
   (6) Two of the accounts included in the total, consisting of $4,342,720,729 of the total assets, have performance-based advisory fees.

   The following table provides information relating to other accounts managed by Ron Sachs as of January 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Ron Sachs                   Number of Other Accounts Managed                     17                    1                   11(1)
                                Assets in Other Accounts Managed        $20,359,721,762          $50,828,429       $1,368,809,237

   (1) One of the accounts included in the total, consisting of $262,387,083 of the total assets, has a performance-based advisory fee.

   MATERIAL CONFLICTS

   As shown in the table above, certain portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager and/or investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager and/or investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

   Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

   ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

   CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   ADDITIONAL COMPENSATION INFORMATION

   The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of December 31, 2007.

   Mr. Goff is compensated for his role as Director of Research and for managing a Portfolio and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
   (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

   Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                  Lipper Peer Group
    ------------------------------------------------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Portfolio                               VA Large-Cap Growth Funds
      Forty Portfolio                                          VA Large-Cap Growth Funds
      Mid Cap Growth Portfolio                                 VA Mid-Cap Growth Funds
      Growth and Income Portfolio                              VA Large-Cap Core Funds
      Fundamental Equity Portfolio                             VA Large-Cap Core Funds
      Balanced Portfolio                                       VA Mixed-Asset Target Allocation Moderate Funds
    VALUE
      Small Company Value Portfolio                            VA Small Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                               VA Global Funds
      International Growth Portfolio                           VA International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                              VA Science & Technology Funds
      Global Life Sciences Portfolio                           VA Health/Biotechnology Funds
    BOND
      Flexible Bond Portfolio                                  VA Intermediate Investment Grade Debt Funds

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the investment personnel as of December 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.


                                                              Other Registered    Other Pooled
                                                                 Investment        Investment
                                                                Companies(1)        Vehicles       Other Accounts(2)
    ----------------------------------------------------------------------------------------------------------------
    Robert Fernholz   Number of Other Accounts Managed                     15                 32                360
                      Assets in Other Accounts Managed         $8,357,071,804    $12,757,271,275    $48,551,118,949
    Adrian Banner     Number of Other Accounts Managed                     15                 32                360
                      Assets in Other Accounts Managed         $8,357,071,804    $12,757,271,275    $48,551,118,949
    David E. Hurley   Number of Other Accounts Managed                     15                 32                360
                      Assets in Other Accounts Managed         $8,357,071,804    $12,757,271,275    $48,551,118,949
    Jason Greene      Number of Other Accounts Managed                     15                 32                360
                      Assets in Other Accounts Managed         $8,357,071,804    $12,757,271,275    $48,551,118,949
    Joseph Runnels    Number of Other Accounts Managed                     15                 32                360
                      Assets in Other Accounts Managed         $8,357,071,804    $12,757,271,275    $48,551,118,949


   (1) Two of the accounts included in the totals, consisting of $652,468,016 of the total assets in the category, have performance-based advisory fees.
   (2) Forty-nine of the accounts included in the totals, consisting of $10,112,754,066 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, the Portfolios' investment personnel may manage other accounts with investment strategies similar to the Portfolios. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of December 31, 2007.

   For managing the Portfolios and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Portfolios or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Portfolios or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.


                                                                       Other Registered         Other Pooled
                                                                          Investment             Investment
                                                                         Companies(1)             Vehicles         Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Jeffrey Kautz               Number of Other Accounts Managed                     4              None                      16
                                Assets in Other Accounts Managed        $7,690,450,972              None            $797,886,533
    Thomas Perkins              Number of Other Accounts Managed                     4              None                      54
                                Assets in Other Accounts Managed        $7,690,450,972              None            $864,049,000


   (1) Two of the accounts included in the total, consisting of $7,278,271,081 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Portfolio. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part of their ownership in Perkins and its affiliate(s), also receive compensation by virtue of their ownership interests in Perkins and its affiliate(s). Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES

   The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers and/or investment personnel as a group do not own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of December 31, 2007.


-------------------------------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY
                           SECURITIES IN THE PORTFOLIO(S)  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL      MANAGED                         JANUS FUNDS
-------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-------------------------------------------------------------------------------------------------------------
 ANDREW ACKER              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JONATHAN D. COLEMAN       None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF             None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JAKOB V. HOLM             None                            $100,001 - $500,000
-------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN             None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 MARC PINTO                None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 DANIEL RIFF               None                            $500,001 - $1,000,000
-------------------------------------------------------------------------------------------------------------
 RON SACHS                 None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 GIBSON SMITH              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS           None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON          None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JASON P. YEE              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 INTECH
-------------------------------------------------------------------------------------------------------------
 ROBERT FERNHOLZ           None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER             None                            $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
 DAVID E. HURLEY           None                            $100,001 - $500,000
-------------------------------------------------------------------------------------------------------------
 JASON GREENE              None                            None
-------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS            None                            $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------
 PERKINS
-------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ             None                            $500,001 - $1,000,000
-------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS            None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

   To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

   Although International Growth Portfolio is closed, if you are a current Portfolio shareholder, you may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to the "Closed Fund Policies" section of the Portfolio's prospectus.

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended December 31, 2007, the Service Shares of the Portfolios made payments to Janus Distributors pursuant to Rule 12b-1 plans in amounts aggregating $9,698,503 and Janus Capital made payments to intermediaries from its own resources in amounts aggregating $1,451,152. The following summarizes allocation of the aggregated $11,149,655 paid by the Portfolios and Janus Capital under the 12b-1 plans for the Service Shares of the Portfolios:

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Portfolio 12b-1
Portfolio Name                    Literature        Mailing       Brokers     Sales Personnel         Payments
---------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio        $17,245         $25,483      $1,442,902      $497,912            $1,424,147
  Forty Portfolio                   $16,415         $28,001      $1,312,304      $166,193            $1,392,603
  Mid Cap Growth Portfolio          $ 8,821         $17,877      $  746,306      $ 87,563            $  750,906
  Growth and Income Portfolio       $ 1,072         $ 7,804      $   91,613      $  7,591            $   91,609
  Fundamental Equity Portfolio      $    65         $ 7,377      $    5,535      $    833            $    5,522
  Balanced Portfolio                $15,925         $28,143      $1,293,103      $ 72,509            $1,364,992
RISK-MANAGED
  Risk-Managed Growth
    Portfolio                       $   178         $ 7,061      $       47      $     47            $   27,426
  Risk-Managed Core Portfolio       $   698         $ 8,877      $   56,159      $ 17,881            $   55,969
VALUE
  Mid Cap Value Portfolio           $ 2,058         $10,212      $  171,857      $ 13,188            $  171,913
  Small Company Value
    Portfolio                       $   576         $ 6,965      $   46,190      $  7,938            $   48,843
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio        $ 6,768         $22,432      $  569,118      $ 52,388            $  575,711
  International Growth
    Portfolio                       $39,097         $65,300      $3,309,312      $309,410            $3,316,146
SPECIALTY EQUITY
  Global Technology Portfolio       $ 3,885         $12,261      $  328,090      $ 16,188            $  333,052
  Global Life Sciences
    Portfolio                       $   760         $ 8,107      $   60,041      $  1,987            $   65,412
BOND
  Flexible Bond Portfolio           $   875         $ 7,980      $   74,001      $ 13,131            $   74,252

REDEMPTIONS

   Remember that International Growth Portfolio is closed to new insurance companies and qualified plans. Unless you meet the criteria specified in the "Shareholder Guide" section of the Portfolio's prospectus, once an account is closed, additional investments in the Portfolio will not be accepted.

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

   It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2008, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                         IDS Life Insurance Corp                                          67.53%
                                                   FBO VUL III
                                                   Minneapolis, MN
                                                   American Enterprise Life Insurance Corporation                   13.84%
                                                   For Signature Variable Annuity
                                                   Minneapolis, MN

Forty Portfolio                                    Nationwide Insurance Company - NWVA9                             29.69%
                                                   Columbus, OH
                                                   Minnesota Life                                                   12.58%
                                                   St Paul, MN
                                                   Merrill Lynch Pierce Fenner & Smith, Inc.                        11.89%
                                                   Jacksonville, FL
                                                   GE Life & Annuity Company                                        11.83%
                                                   Richmond, VA
                                                   Nationwide Insurance Company - NWVAII                            11.46%
                                                   Columbus, OH
                                                   Nationwide Insurance Company - NWVL14                             9.58%
                                                   Columbus, OH

Mid Cap Growth Portfolio                           Lincoln Life Account R NG                                        18.87%
                                                   Fort Wayne, IN
                                                   IDS Life Insurance Corp                                          14.36%
                                                   FBO VUL III
                                                   Minneapolis, MN
                                                   Metlife Insurance Company of CT                                  12.18%
                                                   Hartford, CT
                                                   Metlife Life & Annuity Company of CT                              7.72%
                                                   Hartford, CT
                                                   Security Benefit Life Insurance Co                                7.03%
                                                   FBO Unbundled
                                                   Topeka, KS
                                                   PFL Life Insurance Company                                        6.61%
                                                   FMD Accounting MS 4410
                                                   Cedar Rapids, IA
                                                   Principal Financial Group                                         5.97%
                                                   Des Moines, IA

Growth and Income Portfolio                        Allmerica Financial Life Insurance & Annuity Company             69.04%
                                                   Topeka, KS
                                                   Great-West Life & Annuity Insurance Company                      16.44%
                                                   FBO Schwab Onesource Annuity
                                                   Greenwood Vlg, CO
                                                   First Allmerica Financial Life Insurance Company                  5.70%
                                                   Topeka, KS

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Equity Portfolio                       Principal Life Insurance Company                                 80.23%
                                                   Executive Variable Universal Life
                                                   Des Moines, IA
                                                   Principal Life Insurance Company                                 19.77%
                                                   Benefit Variable Universal Life
                                                   Des Moines, IA

Balanced Portfolio                                 GE Life & Annuity Assurance Company                              28.95%
                                                   Richmond, VA
                                                   NYLIAC                                                           26.63%
                                                   Parsippany, NJ
                                                   Ohio National Life Insurance Company                             12.71%
                                                   FBO Its Separate Accounts
                                                   Cincinnati, OH
                                                   Lincoln Life Account R NG                                         8.07%
                                                   Fort Wayne, IN

Risk-Managed Growth Portfolio                      Janus Capital Management LLC                                     99.82%*
                                                   Denver, CO

Risk-Managed Core Portfolio                        Security Benefit Life Insurance Co                               42.70%
                                                   SBL Advance Designs
                                                   Topeka, KS
                                                   Nationwide Insurance Company - NWVAII                            19.79%
                                                   Columbus, OH
                                                   Lincoln Benefit Life                                             18.28%
                                                   Lincoln, NE
                                                   Nationwide Insurance Company - NWVA9                              8.72%
                                                   Columbus, OH

Mid Cap Value Portfolio                            Lincoln Benefit Life                                             39.82%
                                                   Lincoln, NE
                                                   Nationwide Insurance Company - NWPPVA2                           21.14%
                                                   Columbus, OH
                                                   Kemper Investors Life Insurance Company                           8.92%
                                                   Zurich Life
                                                   Mercer Island, WA

Small Company Value Portfolio                      Kemper Investors Life Insurance Company                          44.46%
                                                   Zurich Life
                                                   Mercer Island, WA
                                                   Lincoln Benefit Life                                             34.78%
                                                   Lincoln, NE
                                                   Federal Kemper Life Assurance                                     7.31%
                                                   Elgin, IL
                                                   Lincoln Benefit Life Company                                      5.33%
                                                   Lincoln, NE
                                                   Janus Capital Management LLC                                      5.06%
                                                   Denver, CO


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                         PFL Life Insurance Company                                       24.76%
                                                   FMD Accounting MS 4410
                                                   Cedar Rapids, IA
                                                   NYLIAC                                                           24.21%
                                                   Parsippany, NJ
                                                   Metlife Life & Annuity Company of CT                             11.07%
                                                   Hartford, CT
                                                   Ohio National Life Insurance Company                              9.09%
                                                   FBO Its Separate Accounts
                                                   Cincinnati, OH
                                                   GE Life & Annuity Company                                         6.59%
                                                   Richmond, VA
                                                   Metlife Insurance Company of CT                                   5.39%
                                                   Hartford, CT

International Growth Portfolio                     IDS Life Insurance Corp                                          26.68%
                                                   FBO VUL III
                                                   Minneapolis, MN
                                                   Ohio National Life Insurance Company                             20.00%
                                                   FBO Its Separate Accounts
                                                   Cincinnati, OH
                                                   Minnesota Life                                                   12.67%
                                                   St Paul, MN
                                                   Nationwide Insurance Company - NWVA9                              8.48%
                                                   Columbus, OH
                                                   Metlife Insurance Company of CT                                   5.46%
                                                   Hartford, CT

Global Technology Portfolio                        IDS Life Insurance Corp                                          29.47%
                                                   FBO VUL III
                                                   Minneapolis, MN
                                                   Nationwide Insurance Company - NWVA9                             23.27%
                                                   Columbus, OH
                                                   Nationwide Insurance Company - NWVL14                            12.44%
                                                   Columbus, OH
                                                   Metlife Insurance Company of CT                                   8.83%
                                                   Hartford, CT
                                                   GE Life & Annuity Company                                         8.82%
                                                   Richmond, VA

Global Life Sciences Portfolio                     GE Life & Annuity Assurance Company                              47.73%
                                                   Richmond, VA
                                                   Metlife Insurance Company of CT                                  34.91%
                                                   Hartford, CT
                                                   Metlife Life & Annuity Company of CT                             16.83%
                                                   Hartford, CT

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Flexible Bond Portfolio                            Great-West Life & Annuity Insurance Company                      31.79%
                                                   FBO Schwab Onesource Annuity
                                                   Greenwood Vlg, CO
                                                   Lincoln Life Account R NG                                        21.01%
                                                   Ft Wayne, IN
                                                   Principal Life Insurance Company                                 16.74%
                                                   Executive Variable Universal Life
                                                   Des Moines, IA
                                                   Great-West Life & Annuity Insurance Company                      11.23%
                                                   FBO Schwab Select Annuity
                                                   Greenwood Vlg, CO
                                                   Guardian Insurance & Annuity Company Inc                          6.94%
                                                   S/A F VA-461 FBO Flexible Income
                                                   Bethlehem, PA

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers sixteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and four of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

   The Portfolios discussed in this SAI each offer one, two, or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service II Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and includes a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended December 31, 2007 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2007.

   Schedules of Investments as of December 31, 2007

   Statements of Assets and Liabilities as of December 31, 2007

   Statements of Operations for the period ended December 31, 2007

   Statements of Changes in Net Assets for each of the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
    BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
    Non-Investment Grade
    BB.......................... Less vulnerable to nonpayment than other speculative issues;
                                 major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                                 obligor's inadequate capacity to meet its financial
                                 commitment on the obligation.
    B........................... More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                                 obligation; adverse business, financial, or economic
                                 conditions will likely impair the obligor's capacity or
                                 willingness to meet its financial commitment on the
                                 obligation.
    CCC......................... Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                                 obligation.
    CC.......................... Currently highly vulnerable to nonpayment.
    C........................... Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                                 payments on the obligation are being continued.
    D........................... In default.

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                                 financial commitments.
    AA.......................... Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
    A........................... High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                                 May be more vulnerable to changes in circumstances or in
                                 economic conditions than is the case for higher ratings.
    BBB......................... Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                                 considered adequate, but adverse changes in circumstances
                                 and economic conditions are more likely to impair this
                                 capacity than is the case for higher ratings.
    Non-Investment Grade
    BB.......................... Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
    B........................... Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
    CCC......................... May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
    CC.......................... May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
    C........................... May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
    D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    Aaa......................... Highest quality, smallest degree of investment risk.
    Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................... Upper to medium-grade obligations; many favorable investment attributes.
    Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
    Non-Investment Grade
    Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
    B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
    Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
    Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  WWW.JANUS.COM/INFO

                                  151 Detroit Street
                                  Denver, Colorado 80206-4805
                                  1-877-335-2687

                                       May 1, 2008

                                       INTERNATIONAL & GLOBAL
                                        Worldwide Growth Portfolio
                                        International Growth Portfolio*
                                       SPECIALTY EQUITY
                                        Global Technology Portfolio

                               JANUS ASPEN SERIES
                               SERVICE II SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service II Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio.

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Each portfolio also offers two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

     * The Portfolio is closed to new insurance companies and qualified plans. Current investors in existing insurance company products and qualified plans may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted unless specified criteria are met. The Portfolio may resume sales of its Shares at some future date, but it has no present intention to do so. Refer to the "Shareholder's Guide" section of the Portfolio's Prospectus for more details.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser..........................................   26
    Custodian, Transfer Agent, and Certain Affiliations.........   35
    Portfolio Transactions and Brokerage........................   36
    Trustees and Officers.......................................   38
    Shares of the Trust.........................................   46
       Net Asset Value Determination............................   46
       Purchases................................................   46
       Distribution and Shareholder Servicing Plan..............   47
       Redemptions..............................................   48
    Income Dividends, Capital Gains Distributions, and Tax
    Status......................................................   49
    Principal Shareholders......................................   50
    Miscellaneous Information...................................   51
       Shares of the Trust......................................   51
       Shareholder Meetings.....................................   51
       Voting Rights............................................   51
       Independent Registered Public Accounting Firm............   52
       Registration Statement...................................   52
    Financial Statements........................................   53
    Appendix A..................................................   54
       Explanation of Rating Categories.........................   54

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   This Statement of Additional Information includes information about 3 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Worldwide Growth Portfolio, International Growth Portfolio, and Global Technology Portfolio are classified as diversified.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio.

   (1) With respect to 75% of its total assets, Worldwide Growth Portfolio, International Growth Portfolio, and Global Technology Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

   (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (5) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

   As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

   Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   The Portfolios may invest in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

   FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. The Portfolios may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

   Each Portfolio may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

   The Portfolios may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

   The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

   Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio may invest up to 10% of its net assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to

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   accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds. The Portfolios may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR

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

   may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.

   STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying

                                                                               9
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   security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

   The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

   Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the

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

   underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, each portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each Portfolio will limit its investments in such bonds to 35% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds may be included in the 35% limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio managers believe, based upon an analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in limits on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which the portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities

                                                                              11
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   and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options, and Other Derivative Instruments

   The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

   A Portfolio may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

   Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

   Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

   Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

   Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

   Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

   Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

   Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the

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

   benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Portfolio owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

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

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of

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

   a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the

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   U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   EURODOLLAR INSTRUMENTS. Each Portfolio, with the exception of the Risk-Managed Portfolios, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

   Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolio's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

   Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

   OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

   The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

   Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

   Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

   In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

   YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

   A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organizations (NRSROs) will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

   Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

   Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

   STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

   Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments such as inverse floaters and collateralized debt obligations. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

Portfolio Turnover

   Portfolio turnover rates for the fiscal years ended December 31, 2007 and December 31, 2006 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.

                                Portfolio Turnover for       Portfolio Turnover for
                                the fiscal year ended        the fiscal year ended
Portfolio Name                    December 31, 2007            December 31, 2006
-----------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio              26%                          46%
  International Growth
    Portfolio                             59%                          60%
SPECIALTY EQUITY
  Global Technology Portfolio             67%                          89%

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab of each portfolio on www.janus.com/info approximately two business days (six business days for Money Market Portfolio) after the end of the following applicable periods. The non-money market portfolios' holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Money Market Portfolio's holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each portfolio's (with the exception of portfolios subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH are available monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag.

   Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Adviser Compliance Associates, LLC                            As needed            Current
    Bowne & Company Inc.                                          Daily                Current
    Brockhouse & Cooper Inc.                                      Quarterly            Current
    Brown Brothers Harriman & Co.                                 Daily                Current
    Callan Associates Inc.                                        As needed            Current
    Cambridge Associates LLC                                      Quarterly            Current
    Charles River Systems, Inc.                                   As needed            Current
    Charles Schwab & Co., Inc.                                    As needed            Current
    Citibank, N.A.                                                Daily                Current
    CMS BondEdge                                                  As needed            Current
    Deloitte & Touche LLP                                         As needed            Current
    Deloitte Tax LLP                                              As needed            Current
    Dresdner Bank, AG New York Branch                             As needed            Current
    Eagle Investment Systems Corp.                                As needed            Current
    Eaton Vance Management                                        As needed            Current
    Ernst & Young LLP                                             As needed            Current
    FactSet Research Systems, Inc.                                As needed            Current
    Financial Models Company, Inc.                                As needed            Current
    FT Interactive Data Corporation                               Daily                Current
    Institutional Shareholder Services, Inc.                      Daily                Current
    International Data Corporation                                Daily                Current
    Investment Technology Group, Inc.                             Daily                Current
    Jeffrey Slocum & Associates, Inc.                             As needed            Current
    Lehman Brothers Inc.                                          Daily                Current
    Marco Consulting Group, Inc.                                  Monthly              Current
    Marquette Associates                                          As needed            Current
    Markit Loans, Inc.                                            Daily                Current
    Merrill Communications LLC                                    Semi-annually        5 days

    NAME                                                          FREQUENCY            LAG TIME
    ----                                                          ---------            --------
    Moody's Investors Service Inc.                                Weekly               7 days or more
    New England Pension Consultants                               Monthly              Current
    Omgeo LLC                                                     Daily                Current
    PricewaterhouseCoopers LLP                                    As needed            Current
    Prima Capital Management, Inc.                                Quarterly            15 days
    Reuters America Inc.                                          Daily                Current
    Rocaton Investment Advisors, LLC                              As needed            Current
    Rogerscasey, Inc.                                             Quarterly            Current
    Russell/Mellon Analytical Services, LLC                       Monthly              Current
    Sapient Corporation                                           As needed            Current
    SEI Investments                                               As needed            Current
    SimCorp USA, Inc.                                             As needed            Current
    Standard & Poor's                                             Daily                Current
    Standard & Poor's Financial Services                          Weekly               2 days or more
    Standard & Poor's Securities Evaluation                       Daily                Current
    State Street Bank and Trust Company                           Daily                Current
    Summit Strategies Group                                       Monthly; Quarterly   Current
    The Yield Book Inc.                                           Daily                Current
    UBS Securities LLC                                            As needed            Current
    Wachovia Securities LLC                                       As needed            Current
    Wall Street On Demand, Inc.                                   Monthly; Quarterly   30 days; 15 days
    Wilshire Associates Incorporated                              As needed            Current
    Yanni Partners, Inc.                                          Quarterly            Current
    Zephyr Associates, Inc.                                       Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, 100% of the Board of Trustees is independent. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent.

   Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
   Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

   The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.

                                                                                          Contractual
                                                                   Average Daily      Base Fee/Investment
                                                                     Net Assets        Advisory Fees (%)
    Portfolio Name                                                  of Portfolio         (annual rate)
    -----------------------------------------------------------------------------------------------------
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                                        N/A                  0.60
      International Growth Portfolio                              All Asset Levels           0.64
    SPECIALTY EQUITY
      Global Technology Portfolio                                 All Asset Levels           0.64

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO WORLDWIDE GROWTH PORTFOLIO ONLY

   Effective on the date shown below, Worldwide Growth Portfolio implemented an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to the cumulative performance of its respective benchmark index. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                                                  Effective Date of   Effective Date of
                                                                   Performance Fee    First Adjustment
    Portfolio Name                                                   Arrangement       to Advisory Fee
    ---------------------------------------------------------------------------------------------------
    Worldwide Growth Portfolio                                        02/01/06            02/01/07

   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applied for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

   The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index.

   The investment performance of the Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

   The Trustees may determine that a class of shares of the Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   The Trustees may from time to time determine that another securities index for the Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of the Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to the Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to the Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Portfolio's benchmark index is appropriate.

   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

   If the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Portfolio had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for the Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                                     Base Fee (%)
    Portfolio Name                                                Benchmark Index                    (annual rate)
    ----------------------------------------------------------------------------------------------------------------
    Worldwide Growth Portfolio                                    MSCI World Index(SM)(1)              0.60

   (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   The following hypothetical examples illustrate the application of the Performance Adjustment for the Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Portfolio as of the fiscal year ended December 31, 2007 are shown below:

    Portfolio Name                                                Net Assets (000s)
    -------------------------------------------------------------------------------
    Worldwide Growth Portfolio                                       $1,347,305

   EXAMPLES: WORLDWIDE GROWTH PORTFOLIO

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

   Example 1: Portfolio Outperforms Its Benchmark By 6%

   If the Portfolio has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                    1/12th of 0.15%            1/12th of 0.75%

   Example 2: Portfolio Performance Tracks Its Benchmark

   If the Portfolio has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                         0.00                  1/12th of 0.60%

   Example 3: Portfolio Underperforms Its Benchmark By 6%

   If the Portfolio has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                                Total Advisory Fee Rate
    Base Fee Rate                                                 Performance Adjustment Rate       For That Month
    -------------------------------------------------------------------------------------------------------------------
    1/12th of 0.60%                                                   1/12th of -0.15%            1/12th of 0.45%

   FEE WAIVERS

   Janus Capital agreed by contract to waive the advisory fee payable by the Portfolio listed in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of the Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue the waiver until at least May 1, 2009. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

                                 Expense Limit
Portfolio Name                   Percentage (%)
-----------------------------------------------
SPECIALTY EQUITY
  Global Technology Portfolio         1.24(1)

(1) The Portfolio's expenses without waivers are not expected to exceed the expense limit.

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.

                                          2007                        2006                                        2005
                                 -----------------------   ---------------------------                  -------------------------
Portfolio Name                   Advisory Fees   Waivers   Advisory Fees      Waivers                   Advisory Fees     Waivers
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio        $ 9,244,807    $30,240(1)  $ 8,797,213      $471,246(1)                $11,771,437       $  0
International Growth Portfolio    $16,656,942    $     0    $10,897,991       $      0                   $ 6,913,211       $  0
Global Technology Portfolio       $ 1,031,837    $     0    $ 1,035,736       $      0                   $ 1,038,756       $  0

(1) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

   In addition to payments made under 12b-1 plans, Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or pre-determined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers account group among all participating portfolio managers. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' original indication/target filled in the aftermarket unless instructed by the portfolio manager to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

   The officers and Trustees of the funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio for the use of DST's shareholder accounting system.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Portfolios. Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Board of Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.

   For the fiscal year ended December 31, 2007, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions          Transactions
------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                    $  494,320          $  400,572,170
International Growth Portfolio                                $2,806,380          $1,424,477,444
Global Technology Portfolio                                   $  178,024          $  103,963,847




   Janus Capital does not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients.

   Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

   Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.

Portfolio Name                                                   2007         2006         2005
--------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                    $1,005,319   $2,146,961   $2,616,471
International Growth Portfolio                                $5,015,782   $4,176,216   $2,307,917
Global Technology Portfolio                                   $  317,198   $  400,593   $  218,366


   Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   As of December 31, 2007, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:

                                                                                                                Value of
                                                          Name of                                           Securities Owned
Portfolio Name                                          Broker-Dealer                                        as of 12/31/07
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
Worldwide Growth Portfolio                           Citigroup, Inc.                                          $10,606,025
                                                     JP Morgan Chase & Co.                                     36,923,884
                                                     UBS A.G.                                                  22,178,311

SPECIALTY EQUITY
Global Technology Portfolio                          Goldman Sachs Group, Inc.                                $   794,039

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Chairman         1/08-Present     Private Investor. Formerly,     73               Chairman of the
 151 Detroit Street                                     Vice President of Asian                          Board and
 Denver, CO 80206     Trustee          6/02-Present     Cultural Council and Executive                   Director of The
 DOB: 1957                                              Vice President and Chief                         Investment Fund
                                                        Operating Officer of The                         for Foundations
                                                        Rockefeller Brothers Fund (a                     Investment
                                                        private family foundation)                       Program (TIP)
                                                        (1998-2006).                                     (consisting of
                                                                                                         4 funds) and
                                                                                                         the F.B. Heron
                                                                                                         Foundation (a
                                                                                                         private
                                                                                                         grantmaking
                                                                                                         foundation).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    General partner of Crosslink    73               Chairman of the
 151 Detroit Street                                     Capital, a private investment                    Board and
 Denver, CO 80206                                       firm (since 2008). Formerly,                     Trustee of RS
 DOB: 1956                                              partner of Tango Group, a                        Investment
                                                        private investment firm                          Trust
                                                        (1999-2008).                                     (consisting of
                                                                                                         40 funds)
                                                                                                         (since 2001),
                                                                                                         and Director of
                                                                                                         Envysion, Inc.
                                                                                                         (internet
                                                                                                         technology),
                                                                                                         Lijit Networks
                                                                                                         Inc. (internet
                                                                                                         technology),
                                                                                                         and LogRhythm
                                                                                                         Inc. (software
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   73               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Chief Executive Officer of Red  73*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206                                       (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus Funds, Mr. Mullen oversees 89 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, ADDRESS        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         73               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    73               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Private Investor and            73               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          12/05-Present    Retired. Formerly, Chairman     73               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Global
                                                                                                         Affairs, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                       OFFICE* AND
 NAME, ADDRESS                                         LENGTH OF
 AND AGE              POSITIONS HELD WITH PORTFOLIOS   TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and     1/01-Present   Vice President of Janus Capital.
 151 Detroit Street   Portfolio Manager
 Denver, CO 80206     International Growth Portfolio
 DOB: 1964
----------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson     Executive Vice President and     2/06-Present   Vice President for Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts. Formerly, Research Analyst (2000-2004)
 Denver, CO 80206     Global Technology Portfolio                     for Lincoln Equity Management.
 DOB: 1963
----------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and     7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Worldwide Growth Portfolio
 DOB: 1969
----------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery       President and Chief Executive    4/08-Present   Executive Vice President and Chief Marketing Officer of
 151 Detroit Street   Officer                                         Janus Capital Group Inc. and Janus Capital; Executive Vice
 Denver, CO 80206                                                     President of Janus Distributors LLC and Janus Services LLC;
 DOB: 1967                                                            and Working Director of Enhanced Investment Technologies,
                                                                      LLC. Formerly, President (2002-2007) and Director
                                                                      (2000-2007) of The Janus Foundation; President (2004-2006)
                                                                      and Vice President and Chief Marketing Officer (2003-2004)
                                                                      of Janus Services LLC; and Senior Vice President (2003-2005)
                                                                      and Vice President (1999-2003) of Janus Capital Group Inc.
                                                                      and Janus Capital.
----------------------------------------------------------------------------------------------------------------------------------
 Stephanie            Chief Legal Counsel and          1/06-Present   Vice President and Assistant General Counsel of Janus
 Grauerholz-Lofton    Secretary                                       Capital, and Vice President and Assistant Secretary of Janus
 151 Detroit Street                                                   Distributors LLC. Formerly, Assistant Vice President of
 Denver, CO 80206     Vice President                   3/06-Present   Janus Capital and Janus Distributors LLC (2006).
 DOB: 1970
----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President, Chief            6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer, and                         Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206     Anti-Money Laundering Officer                   Chief Compliance Officer of Bay Isle Financial LLC; and Vice
 DOB: 1957                                                            President of Enhanced Investment Technologies, LLC.
                                                                      Formerly, Chief Compliance Officer of Enhanced Investment
                                                                      Technologies, LLC (2003-2005); Vice President of Janus
                                                                      Capital (2000-2005), and Janus Services LLC (2004-2005); and
                                                                      Assistant Vice President of Janus Services LLC (2000-2004).
----------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Chief Financial Officer          3/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street                                                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206     Vice President, Treasurer, and   2/05-Present   Site Manager and First Vice President of Mellon Global
 DOB: 1962            Principal Accounting Officer                    Securities Services (2003); and Director of Fund Accounting,
                                                                      Project Development, and Training of INVESCO Funds Group
                                                                      (1994-2003).
----------------------------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

--------------------------------------------------------------------------------------------------------------------
                                                           MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                       (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial           Jerome S. Contro (Chair)                   4
                           reporting process, the system   John W. McCarter, Jr.
                           of internal controls over       Dennis B. Mullen
                           financial reporting,
                           disclosure controls and
                           procedures, Form N-CSR
                           filings, and the audit
                           process. The Committee's
                           review of the audit process
                           includes, among other things,
                           the appointment, compensation,
                           and oversight of the auditors
                           and pre-approval of all audit
                           and nonaudit services.
--------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE(1)    Reviews and makes               James T. Rothe (Chair)                     4
                           recommendations regarding       Jerome S. Contro
                           matters related to the Trust's  Martin H. Waldinger
                           use of brokerage commissions
                           and placement of portfolio
                           transactions.
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment         Dennis B. Mullen (Chair)                   6
 COMMITTEE                 activities of the Trust's non-  Jerome S. Contro
                           money market funds.             William F. McCalpin
                                                           John W. McCarter, Jr.
                                                           James T. Rothe
                                                           William D. Stewart
                                                           Martin H. Waldinger
                                                           Linda S. Wolf
--------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with        Linda S. Wolf (Chair)                      9
 COMMITTEE(1)              various procedures adopted by   William F. McCalpin
                           the Trust, reviews              William D. Stewart
                           registration statements on
                           Form N-1A, oversees the
                           implementation and
                           administration of the Trust's
                           Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------------------------------
 MONEY MARKET              Reviews various matters         Jerome S. Contro (Chair)                   4
 COMMITTEE(1)              related to the operations of    James T. Rothe
                           the Janus money market funds,   Martin H. Waldinger
                           including compliance with
                           their Money Market Fund
                           Procedures.
--------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends       John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE(1)   individuals for election as     William F. McCalpin
                           Trustee, consults with          Dennis B. Mullen
                           Management in planning Trustee
                           meetings, and oversees the
                           administration of, and ensures
                           the compliance with, the
                           Trust's Governance Procedures
                           and Guidelines.
--------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of      William D. Stewart (Chair)                 15
                           securities for which market     James T. Rothe
                           quotations are not readily      Linda S. Wolf
                           available or are deemed not to
                           be reliable, pursuant to
                           procedures adopted by the
                           Trustees.
--------------------------------------------------------------------------------------------------------------------

(1) As of the fiscal year ended December 31, 2007, members of the Brokerage Committee included James T. Rothe as Chair, Jerome S. Contro, and William F. McCalpin; members of the Legal and Regulatory Committee included William F. McCalpin as Chair, William D. Stewart, and Linda S. Wolf; members of the Money Market Committee included Martin H. Waldinger as Chair, William F. McCalpin, and James T. Rothe; and members of the Nominating and Governance Committee included John W. McCarter, Jr. as Chair, Dennis B. Mullen, and Martin H. Waldinger.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. Effective January 1, 2006, this may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


------------------------------------------------------------------------------------------------------------
                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF       SECURITIES IN ALL REGISTERED INVESTMENT
                                            EQUITY SECURITIES IN  COMPANIES OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE                            THE PORTFOLIOS        FUNDS
------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO                           None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                        None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                      None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                             None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                         None                  Over $100,000
------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                        None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF                              None                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------

(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
Name of Person, Position                                         December 31, 2007        December 31, 2007(1)(2)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman (through 12/31/07) and
  Trustee(3)(4)                                                       $15,264                    $464,762
Jerome S. Contro, Trustee                                             $10,778                    $289,000
William F. McCalpin, Chairman (as of 1/1/08) and Trustee              $10,221                    $284,000
John W. McCarter, Jr., Trustee                                        $10,405                    $279,000
James T. Rothe, Trustee                                               $10,176                    $283,000
William D. Stewart, Trustee(4)                                        $11,634                    $312,000
Martin H. Waldinger, Trustee                                          $ 9,537                    $279,000
Linda S. Wolf, Trustee                                                $10,339                    $277,000

(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios.
(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Dennis B. Mullen $413,066; Jerome S. Contro $291,961; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.
(3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Brent A. Lynn               Number of Other Accounts Managed                      2                   None             None
                                Assets in Other Accounts Managed        $13,280,022,828                   None             None
    Burton H. Wilson            Number of Other Accounts Managed                      3                   None             None
                                Assets in Other Accounts Managed        $ 1,140,319,291                   None             None
    Jason P. Yee                Number of Other Accounts Managed                      5(1)                None                1
                                Assets in Other Accounts Managed        $ 4,451,773,366                   None      $26,466,752

   (1) Two of the accounts included in the total, consisting of $4,342,720,729 of the total assets, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

   COMPENSATION INFORMATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

   Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts;
   (iii) contributions to the sales process; and (iv) client relationships.

   ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

   CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                  Lipper Peer Group
    ------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                               VA Global Funds
      International Growth Portfolio                           VA International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                              VA Science & Technology Funds

OWNERSHIP OF SECURITIES

   The portfolio managers cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers as a group do not own any outstanding Shares of the Portfolios. The portfolio managers may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' ownership in the Janus Funds as of December 31, 2007.


-------------------------------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY
                           SECURITIES IN THE PORTFOLIO(S)  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL      MANAGED                         JANUS FUNDS
-------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN             None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON          None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------
 JASON P. YEE              None                            Over $1,000,000
-------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

   To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

   Although International Growth Portfolio is closed, if you are a current Portfolio shareholder, you may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to the "Closed Fund Policies" section of the Portfolio's prospectus.

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans that have signed appropriate agreements with the Portfolios containing provisions requiring them to administer the redemption fee, consistent with the

   Portfolios' requirements. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On October 18, 2001, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended December 31, 2007, the Service II Shares of the Portfolios made payments to Janus Distributors pursuant to Rule 12b-1 plans in amounts aggregating $972,792 and Janus Capital made payments to intermediaries from its own resources in amounts aggregating $177,422. The following summarizes allocation of the aggregated $1,150,214 paid by the Portfolios and Janus Capital under the 12b-1 plans for the Service II Shares of the Portfolios:

                                                                   Prospectus
                                                                  Preparation,                                   Total Portfolio
                                                Advertising and   Printing and    Payment to   Compensation to        12b-1
Portfolio Name                                    Literature         Mailing       Brokers     Sales Personnel       Payments
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                        $    --          $ 2,752       $     --       $     --           $     32
  International Growth Portfolio                    $10,729          $22,242       $911,502       $126,649           $909,055
SPECIALTY EQUITY
  Global Technology Portfolio                       $   745          $ 8,706       $ 63,719       $  3,170           $ 63,705

REDEMPTIONS

   Remember that International Growth Portfolio is closed to new insurance companies and qualified plans. Unless you meet the criteria specified in the "Shareholder Guide" section of the Portfolio's prospectus, once an account is closed, additional investments in the Portfolio will not be accepted.

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

   It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2008, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                     Shareholder and Address of Record                         Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------

Worldwide Growth Portfolio                         Janus Capital Management LLC                                       100%*
                                                   Denver, CO

International Growth Portfolio                     Nationwide Insurance Company - NWVAII                            53.64%
                                                   Columbus, OH

                                                   Nationwide Insurance Company - NWVA9                             35.76%
                                                   Columbus, OH

                                                   Nationwide Insurance Company - NWVLI4                             5.43%
                                                   Columbus, OH

Global Technology Portfolio                        Nationwide Insurance Company - NWVA9                             74.39%
                                                   Columbus, OH

                                                   Nationwide Insurance Company - NWVAII                            22.24%
                                                   Columbus, OH

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers sixteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and four of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

   The Portfolios discussed in this SAI each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended December 31, 2007 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2007.

   Schedules of Investments as of December 31, 2007

   Statements of Assets and Liabilities as of December 31, 2007

   Statements of Operations for the period ended December 31, 2007

   Statements of Changes in Net Assets for each of the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analyses and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
    BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
    Non-Investment Grade
    BB.......................... Less vulnerable to nonpayment than other speculative issues;
                                 major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                                 obligor's inadequate capacity to meet its financial
                                 commitment on the obligation.
    B........................... More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                                 obligation; adverse business, financial, or economic
                                 conditions will likely impair the obligor's capacity or
                                 willingness to meet its financial commitment on the
                                 obligation.
    CCC......................... Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                                 obligation.
    CC.......................... Currently highly vulnerable to nonpayment.
    C........................... Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                                 payments on the obligation are being continued.
    D........................... In default.

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                                 financial commitments.
    AA.......................... Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
    A........................... High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                                 May be more vulnerable to changes in circumstances or in
                                 economic conditions than is the case for higher ratings.
    BBB......................... Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                                 considered adequate, but adverse changes in circumstances
                                 and economic conditions are more likely to impair this
                                 capacity than is the case for higher ratings.
    Non-Investment Grade
    BB.......................... Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
    B........................... Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
    CCC......................... May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
    CC.......................... May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
    C........................... May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
    D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    Aaa......................... Highest quality, smallest degree of investment risk.
    Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................... Upper to medium-grade obligations; many favorable investment attributes.
    Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
    Non-Investment Grade
    Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
    B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
    Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
    Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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

                                  (JANUS LOGO)
                                  WWW.JANUS.COM/INFO

                                  151 Detroit Street
                                  Denver, Colorado 80206-4805
                                  1-877-335-2687